                                                                    EXHIBIT 10.6

                                  INGRAM MICRO

                         401(k) INVESTMENT SAVINGS PLAN

--------------------------------------------------------------------------------

                 (Amended and Restated Effective April 1, 2005)

                                TABLE OF CONTENTS

                                  INTRODUCTION

ARTICLE I         DEFINITIONS
1.1               "Account"                                                                   I-1
1.2               "Actual Deferral Percentage"                                                I-1
1.3               "Adjustment Factor"                                                         I-2
1.4               "Administrator"                                                             I-2
1.5               "After-Tax Contribution Account"                                            I-2
1.6               "After-Tax Contributions"                                                   I-2
1.7               "Annual Addition"                                                           I-2
1.8               "Average Actual Deferral Percentage"                                        I-3
1.9               "Average Contribution Percentage"                                           I-3
1.10              "Before-Tax Contribution Account"                                           I-3
1.11              "Before-Tax Contributions"                                                  I-3
1.12              "Beneficiary"                                                               I-3
1.13              "Board of Directors"                                                        I-3
1.14              "Catch-Up Contribution Account"                                             I-3
1.15              "Catch-Up Contributions"                                                    I-4
1.16              "Code"                                                                      I-4
1.17              "Company"                                                                   I-4
1.18              "Compensation"                                                              I-4
1.19              "Contribution Percentage"                                                   I-5
1.20              "Disability"                                                                I-6
1.21              "Effective Date"                                                            I-6
1.22              "Eligible Employee"                                                         I-6
1.23              "Employee"                                                                  I-7
1.24              "Employer"                                                                  I-8
1.25              "Entry Date"                                                                I-8
1.26              "ERISA"                                                                     I-9
1.27              "Excess Aggregate Contributions"                                            I-9
1.28              "Excess Contributions"                                                      I-9
1.29              "Excess Deferrals"                                                          I-9
1.30              "Fund" or "Investment Fund"                                                 I-9
1.31              "Highly Compensated Employee"                                               I-9
1.32              "Hour of Service"                                                          I-10
1.33              "Limitation Year"                                                          I-12
1.34              "Matching Contribution Account"                                            I-12
1.35              "Matching Contributions"                                                   I-12
1.36              "Non-highly Compensated Employee"                                          I-12
1.37              "Normal Retirement Age"                                                    I-12
1.38              "Participant"                                                              I-12
1.39              "Period of Service"                                                        I-12

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan

1.40          "Period of Severance"                                                           I-13
1.41          "Plan"                                                                          I-13
1.42          "Plan Year"                                                                     I-14
1.43          "QMAC"                                                                          I-14
1.44          "QMAC Account"                                                                  I-14
1.45          "QNEC"                                                                          I-14
1.46          "QNEC Account"                                                                  I-14
1.47          "Regulations"                                                                   I-14
1.48          "Rollover Account"                                                              I-14
1.49          "Rollover Contribution"                                                         I-14
1.50          "Severance Date"                                                                I-15
1.51          "Severance from Employment"                                                     I-15
1.52          "Spouse"                                                                        I-15
1.53          "Trust Agreement"                                                               I-15
1.54          "Trust Fund"                                                                    I-16
1.55          "Trustee"                                                                       I-16
1.56          "Valuation Date"                                                                I-16
1.57          "Year of Service"                                                               I-16
ARTICLE II    ELIGIBILITY AND PARTICIPATION
2.1           Eligibility                                                                     II-1
2.2           Beneficiary Designation                                                         II-1
2.3           Eligibility Upon Reemployment                                                   II-2
2.4           Transferred Employees                                                           II-2
2.5           Termination of Participation                                                    II-3
ARTICLE III   CONTRIBUTIONS AND ALLOCATIONS
3.1           Employee Contributions                                                         III-1
3.2           Employer Contributions                                                         III-4
3.3           Catch-Up Contributions                                                         III-5
3.4           Rollover Contributions                                                         III-6
3.5           Actual Deferral Percentage Test                                                III-7
3.6           Reductions During Plan Year                                                   III-10
3.7           Return or Recharacterization of Excess Contributions After End of Plan Year    III-9
3.8           Actual Contribution Percentage Test                                           III-12
3.9           Return of Excess Aggregate Contributions                                      III-14
3.10          Distribution of Excess Deferrals                                              III-16
3.11          Maximum Annual Additions                                                      III-17
3.12          Return of Contributions to Employer                                           III-20
3.13          Rights of Reemployed Veterans                                                 III-20
3.14          Early Participation Testing Rule                                              III-23

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan

ARTICLE IV        MAINTENANCE AND VALUATION OF ACCOUNTS
4.1               Maintenance of Accounts                                                    IV-1
4.2               Valuation of Accounts                                                      IV-1
4.3               Account Statements                                                         IV-1
ARTICLE V         INVESTMENT OF CONTRIBUTIONS
5.1               Investment Funds                                                            V-1
5.2               Investment of Participant's Accounts                                        V-2
5.3               Responsibility for Investments                                              V-2
5.4               Changing Investment Elections - Future Contributions                        V-3
5.5               Transfer Among Funds                                                        V-3
ARTICLE VI        VESTING
6.1               Vesting in After-Tax Contribution, Before-Tax Contribution, Catch-Up
                    Contribution, QMAC, QNEC and Rollover Accounts                           VI-1
6.2               Vesting in Matching Contribution Account                                   VI-1
6.3               Forfeiture of Non-vested Interest                                          VI-2
6.4               Restoration of Forfeitures and Service                                     VI-2
ARTICLE VII       WITHDRAWALS AND LOANS DURING EMPLOYMENT
7.1               General Rules Applicable to All In-Service Withdrawals                    VII-1
7.2               Rollover Contribution Account Withdrawals                                 VII-1
7.3               Age 59 1/2 Withdrawals                                                    VII-1
7.4               Hardship Withdrawals                                                      VII-2
7.5               Loans to Participants                                                     VII-3
ARTICLE VIII      DISTRIBUTIONS UPON SEVERANCE FROM EMPLOYMENT
8.1               Eligibility for Distribution                                             VIII-1
8.2               Forms of Payment                                                         VIII-1
8.3               Timing of Payment                                                        VIII-1
8.4               Minimum Distribution Requirements                                        VIII-2
8.5               Special Timing Rules                                                     VIII-6
8.6               Proof of Death                                                           VIII-6
8.7               Direct Rollovers                                                         VIII-6

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan

ARTICLE IX        TOP HEAVY PROVISIONS
9.1               When Applicable                                                            IX-1
9.2               Top Heavy Determination                                                    IX-1
9.3               Minimum Contribution                                                       IX-3
9.4               Vesting Rules                                                              IX-4
9.5               Dual Plan Special Limitations                                              IX-4
9.6               Aggregation Groups                                                         IX-4
9.7               Key Employee Defined                                                       IX-5
9.8               Determination Date                                                         IX-5
ARTICLE X         ADMINISTRATION OF PLAN
10.1              Records and Notices                                                         X-1
10.2              Powers and Duties                                                           X-1
10.3              Compensation and Expenses                                                   X-3
10.4              Bonding of Fiduciaries                                                      X-3
10.5              Standard of Conduct                                                         X-4
10.6              Claims Procedure                                                            X-5
ARTICLE XI        MANAGEMENT OF FUNDS
11.1              Appointment of Trustees                                                    XI-1
11.2              Investment of Trust Fund by Trustees                                       XI-1
11.3              Investment of Trust Fund by Investment Manager                             XI-2
11.4              Exclusive Benefit Rule                                                     XI-3
ARTICLE XII       AMENDMENT, MERGER, TERMINATION OF PLAN
12.1              Amendment of Plan                                                         XII-1
12.2              Merger or Consolidation                                                   XII-2
12.3              Additional Participating Employers                                        XII-2
12.4              Termination of Plan                                                       XII-3
ARTICLE XIII      MISCELLANEOUS PROVISIONS
13.1              Limitation of Liability                                                  XIII-1
13.2              Indemnification                                                          XIII-1
13.3              Compliance with ERISA                                                    XIII-2
13.4              Nonalienation of Benefits                                                XIII-2
13.5              Employment Not Guaranteed By Plan                                        XIII-3
13.6              Protected Benefits                                                       XIII-3
13.7              Form of Communication                                                    XIII-4
13.8              Facility of Payment                                                      XIII-4
13.9              Reduction for Overpayment                                                XIII-5
13.10             Unclaimed Benefits                                                       XIII-5
13.11             Receipt and Release                                                      XIII-6
13.12             Reliance on Information Provided to the Plan                             XIII-6
13.13             Service in More Than One Fiduciary Capacity                              XIII-6
13.14             Binding Effect of Company's Actions                                      XIII-7
13.15             Military Service                                                         XIII-7

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan

13.16             Limitation on Rights                                                     XIII-7
13.17             Governing Law                                                            XIII-7

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan

                                  INGRAM MICRO
                         401(k) INVESTMENT SAVINGS PLAN

                                  INTRODUCTION

Ingram Micro Inc. has adopted this amendment and restatement of the Ingram Micro 401(k) Investment Savings Plan (the "Plan") effective as of April 1, 2005. The Plan was last amended and restated in its entirety effective as of January 1, 1999 (the "1999 Restatement"). Among other changes, the 1999 Restatement changed the name of the Plan from the Ingram Micro Thrift Plan to the Ingram Micro 401(k) Investment Savings Plan. The 1999 Restatement was subsequently amended by the First, Second, Third and Fourth Amendments. The Second Amendment to the 1999 Restatement reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). Such Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, such Amendment is effective as of the first day of the first Plan Year beginning after December 31, 2001. The Plan includes the provisions of such Second Amendment and is intended to continue such good faith compliance with the requirements of EGTRRA. The Plan is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, Plan provisions related to EGTRRA shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. The Plan was adopted effective as of November 6, 1996 as the Ingram Micro Thrift Plan and amended several times thereafter prior to the 1999 Restatement.

The Plan is intended to provide eligible participants with a convenient way to save on a regular and long-term basis, all as set forth herein and in the trust agreement adopted as a part of the Plan. The benefits provided to any individual under the Plan will depend upon the investment results achieved under such agreement and, accordingly, may vary with respect to each individual. The Plan is a profit-

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan
sharing plan which includes a cash or deferred arrangement and provides for employer matching contributions. It is intended that the Plan and trust shall at all times be qualified and tax-exempt within the meaning of Sections 401(a), 401(k), 401(m) and 501(a) of the Internal Revenue Code of 1986, as now in effect or hereafter amended, and any other applicable provisions of law.

Ingram Micro Inc.                                                   Introduction
401(k) Investment Savings Plan

                                    ARTICLE I
                                   DEFINITIONS

When used herein the following terms shall have the following meanings:

1.1 "Account" means the account or accounts established and maintained in respect of a Participant pursuant to Section 4.1.

1.2 "Actual Deferral Percentage" means, for a specified group of Participants (either Highly Compensated Employees or Non-highly Compensated Employees) for a Plan Year, the average of the ratios (calculated separately for each Participant in the group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for the Plan Year. Compensation, for purposes of this Section 1.2, shall mean compensation within the meaning of Section 414(s) of the Code for the Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Before-Tax Contributions (but not Catch-up Contributions) made pursuant to the Participant's deferral election (including Excess Deferrals of Highly Compensated Employees), but excluding (a) Excess Deferrals of Non-highly Compensated Employees that arise solely from Before-Tax Contributions made under the Plan or plans of the Employer and (b) Before-Tax Contributions that are taken into account in the Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without these Before-Tax Contributions), and (2) any QNECs or QMACs that are taken into account in the Actual Deferral Percentage Test in accordance with
      Section 3.5. For purposes of calculating Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Before-Tax Contributions shall be treated as a Participant on whose behalf no Before-Tax Contributions are made.

Ingram Micro Inc.                                                    Article I-1
401(k) Investment Savings Plan

1.3 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

1.4 "Administrator" (as defined in ERISA Section 3(16)(A)) means the Company which also shall be a named fiduciary (as defined in ERISA Section 402(a)(2)).

1.5 "After-Tax Contribution Account" means the Account to which are credited a Participant's After-Tax Contributions and earnings and losses on those contributions.

1.6 "After-Tax Contributions" means amounts contributed by a Participant pursuant to Section 3.1(b) that were included or includible in the Participant's gross income at the time contributed.

1.7 "Annual Addition" means, for any Limitation Year, the sum of any Employer contributions, Employee contributions, forfeitures and amounts allocated to an individual medical account, as defined in Section 415(I)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer. Also, amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits, allocated to a separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions. Employee contributions, for this purpose, shall be determined without regard to any rollover contributions (as defined in Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16) of the Code) and without regard to Employer contributions to a simplified employee pension which are not excludable from gross income under Section 408(k)(6) of the Code.
      Section 415(c)(1)(B) shall not apply to any contribution

Ingram Micro Inc.                                                    Article I-2
401(k) Investment Savings Plan
      for medical benefits (within the meaning of Section 419(f)(2) of the Code) after separation from service which is treated as an Annual Addition.

1.8 "Average Actual Deferral Percentage" means the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Employees in a group.

1.9 "Average Contribution Percentage" means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Employees in a group.

1.10 "Before-Tax Contribution Account" means the Account to which are credited Before-Tax Contributions made on behalf of a Participant pursuant to
      Section 3.1 and earnings or losses on those contributions.

1.11 "Before-Tax Contributions" means the contributions made to the Plan by the Employer on behalf of a Participant who has elected to reduce his Compensation by a like amount pursuant to Section 3.1(a).

1.12 "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 2.2 to receive the amount, if any, payable under the Plan upon the death of a Participant.

1.13  "Board of Directors" means the Board of Directors of the Company.

1.14 "Catch-Up Contribution Account" means the account to which are credited Catch-Up Contributions made on behalf of a Participant pursuant to Section
      3.3 and earnings and losses on those contributions.

Ingram Micro Inc.                                                    Article I-3
401(k) Investment Savings Plan

1.15 "Catch-Up Contributions" means the contributions made to the Plan by the Employer on behalf of a Participant in accordance with Section 3.3.

1.16 "Code" means the Internal Revenue Code of 1986, as now in effect or hereafter amended.

1.17 "Company" means Ingram Micro Inc. or any successor by merger, consolidation or otherwise.

1.18 "Compensation" means, with respect to each Participant for purposes of calculating and allocating contributions to the Plan, the total amount of Box 1 Form W-2 wages as base salary including commissions, shift differentials, over-time pay, annual bonuses, amounts paid under the Long-Term Executive Cash Incentive Award Program and special and incentive bonuses, but excluding benefits under the Plan, benefits under any other pension, profit sharing, stock bonus, phantom stock, nonstatutory stock option, hospitalization, life insurance, long-term disability, or other employee benefit plan (including without limiting the foregoing, the Ingram Micro Inc. Supplemental Investment Savings Plan), travel, entertainment, and other business expense allowances from which an accounting is made to the Company, living allowances, imputed income attributable to employer-provided group term life insurance and such other imputed non-cash income recognized as such by the Code and the Company for purposes of the Plan, any home sale costs, reimbursed moving costs, employer-reimbursed or employer-subsidized meals, employer payments for the use of his or her personal car for business purposes, location adjustments or any other similar supplemental type of pay, voluntary or involuntary cashouts under the Paid Time Off (PTO) Program, and severance pay (even if such severance pay takes the form of continued payroll compensation after the Participant actually no longer is performing services

Ingram Micro Inc.                                                    Article I-4
401(k) Investment Savings Plan
      for the Company). Compensation shall include elective deferrals and any amount which is contributed by the Company pursuant to a salary reduction agreement, which is not includible in the gross income of the Employee under Code Section 125, 402(e)(3), 402(h), 403(b) or 132(f).

      The annual Compensation of each Participant taken into account for all Plan purposes shall not exceed $210,000, as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with
      Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve
      (12) months, over which Compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the limit referred to above will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

      For other specific purposes described in the Plan, such as in Sections 1.2, 1.19, 1.23, 1.31, 3.11, 3.13, 9.3 and 9.7, "Compensation" shall have the meanings set forth in the respective sections in which the term is referenced.

1.19 "Contribution Percentage" means the ratio (expressed as a percentage) of the Participant's After-Tax Contributions, Matching Contributions, QNECs and QMACs (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan Year. Compensation, for purposes of this Section 1.19, shall mean compensation within the meaning of Section 414(s) of the Code for the Plan Year. For this purpose, Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions

Ingram Micro Inc.                                                    Article I-5
401(k) Investment Savings Plan
      shall not be included. The Employer may also elect to include Before-Tax Contributions, provided the Actual Deferral Percentage test is met before the Before-Tax Contributions are used in the Average Contribution Percentage and continues to be met following the exclusion of those Before-Tax Contributions that are used to meet the Average Contribution Percentage Test.

1.20 "Disability" means a physical or mental condition which entitles a Participant to benefits under the Employer's long-term disability plan. The Administrator will apply the provisions of this Section 1.20 in a nondiscriminatory, consistent and uniform manner.

1.21 "Effective Date" means April 1, 2005, the date as of which this amendment and restatement of the Plan is effective except as otherwise specifically provided herein. The original Effective Date of the Plan was November 6, 1996.

1.22 "Eligible Employee" means any Employee maintained on the United States payroll of the Employer other than: (a) a leased employee within the meaning of Section 1.23, (b) any person who is included in a unit of employees covered by an agreement recognized for purposes of collective bargaining with the Employer, provided retirement benefits have been the subject of good faith bargaining and such bargaining does not provide for coverage under the Plan, (c) an Employee who is a nonresident alien deriving no earned income from the Employer which constitutes income from sources within the United States; and (d) an Employee who is employed on a temporary or nonpermanent basis, that is, hired for the duration of a particular project or projects, unless such Employee becomes eligible to participate in this Plan in accordance with Section 2.1(c). Notwithstanding any other provision of the Plan, the term 'Eligible Employee' shall not include any

Ingram Micro Inc.                                                    Article I-6
401(k) Investment Savings Plan
      employee, independent contractor, leased employee or other individual unless such individual is contemporaneously treated by the Employer as an Employee for purposes of the Plan (without regard to any subsequent recharacterization or inconsistent determination made by any person or entity or by any court, agency or other authority with respect to such individual whenever effective).

1.23 "Employee" means any person employed by the Employer, other than an independent contractor or self-employed individual within the meaning of
      Section 401(c)(1) or an owner-employee within the meaning of Section 401(c)(3). Employee shall also include any leased employee. The term 'leased employee' means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person (the 'leasing organization'), has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      A leased employee shall not be considered an Employee if: leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce and the leased employee is covered by a money purchase pension plan providing (a) a nonintegrated employer contribution rate of at least ten percent (10%) of Compensation within the meaning of Section 415(c)(3) of the Code as defined in Section 3.11; (b) immediate participation; and (c) full and immediate vesting.

Ingram Micro Inc.                                                    Article I-7
401(k) Investment Savings Plan

1.24 "Employer" means the Company and any subsidiary or affiliated organization of the Company that, with the approval of the Board of Directors and subject to such considerations as the Board of Directors may impose, adopts the Plan.

      In determining Compensation for the purposes of determining who is a leased employee under Section 1.23, in determining who is a Highly Compensated Employee under Section 1.31, in determining a Participant's Hours of Service, in determining whether an election to change the Limitation Year has been made in accordance with Section 1.33, in determining a Participant's Period of Service under Section 1.39, in determining a Participant's Severance Date under Section 1.50, in determining a Participant's Severance from Employment under Section 1.51, in determining the limitation on Before-Tax Contributions under Section 3.1(b), in determining the Average Actual Deferral Percentages under
      Section 3.5 and the Average Contribution Percentages under Section 3.8, in determining the limitations on Annual Additions under Section 3.11, in determining the maximum loan in Section 7.5(f) and in determining whether the Plan is Top-Heavy under Article IX, the term "Employer" shall include any other corporation or other business entity that must be aggregated with the Employer under Section 414(b), (c), (m) or (o) of the Code, but only for such periods of time when the Employer and such other corporation or other business entity must be aggregated as aforesaid. For purposes of
      Section 3.11, such definition of "Employer" shall be modified by Section 415(h) of the Code.

1.25 "Entry Date" means each business day of the year. Notwithstanding the above, in the case of an Employee described in Section 1.22(d), Entry Date means the date the Employee becomes eligible to participate in this Plan in accordance with Section 2.1(c).

Ingram Micro Inc.                                                    Article I-8
401(k) Investment Savings Plan

1.26 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

1.27 "Excess Aggregate Contributions" means After-Tax Contributions and Matching Contributions in excess of the Contribution Percentage limit, as described in Section 401(m)(6)(B) of the Code.

1.28 "Excess Contributions" means Before-Tax Contributions in excess of the Actual Deferral Percentage limit, as described in Section 401(k)(8)(B) of the Code.

1.29 "Excess Deferrals" means Before-Tax Contributions in excess of the limits imposed by Section 402(g) of the Code.

1.30  "Fund" or "Investment Fund" means the investment funds established under
      Article V, or any of them.

1.31 "Highly Compensated Employee" means any Employee who performs services for the Employer during the determination year and who (a) was a five percent (5%) owner, as defined in Section 9.7(a), during the determination year or look-back year, or (b), during the look-back year received Compensation from the Employer in excess of $90,000, multiplied by the Adjustment Factor, and, if the Employer so elects by Plan amendment, was in the 'top paid group' for the look-back year.

      For purposes of this definition, the determination year is the Plan Year; the look-back year is the twelve (12) month period preceding the Plan Year.

      An Employee is in the 'top paid group' if the Employee is one of the top twenty percent (20%) of Employees ranked by compensation. In determining the top

Ingram Micro Inc.                                                    Article I-9
401(k) Investment Savings Plan
      paid group, any reasonable method of rounding or tie breaking is permitted. For purposes of determining the number of Employees in the top paid group for any year, Employees described in Section 414(q)(5) of the Code or applicable Regulations may be excluded.

      A highly compensated former Employee shall be treated as a Highly Compensated Employee if he separated from service (or is deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

      The determination of who is a Highly Compensated Employee, including the determination of the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the Regulations thereunder. For purposes of this Section 1.31, Compensation means Compensation within the meaning of Section 415(c)(3) of the Code as defined in Section 3.11.

1.32  "Hour of Service" means:

(a) each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for the Employer;

(b) each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 such hours on account of any single continuous period during which no duties are

Ingram Micro Inc.                                                   Article I-10
401(k) Investment Savings Plan
      performed; and

(c) each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Employer.

      No hours shall be credited on account of any period during which an Employee performs no duties and receives payment solely for the purpose of reimbursement for medical or medically related expenses incurred by the Employee for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws. Solely to the extent required by the Family and Medical Leave Act of 1993
      (FMLA), an Employee shall be credited with Hours of Service while on a leave of absence protected under FMLA.

      The same Hours of Service shall not be credited under more than one of the above clauses (a), (b) or (c); and each hour credited to an Employee under clause (a), (b) or (c) above shall be credited in accordance with Section 2530.200b-2(b) and (c) of the U.S. Department of Labor's Regulations, which hereby are incorporated by reference.

      Hours of Service shall be credited for any individual considered an Employee under Section 414(n) or Section 414(o) of the Code and the related Regulations. Pursuant to Section 414(n)(4)(B) of the Code, Hours of Service shall be determined by taking into account any period for which an Employee would have been a leased employee as defined in Section 1.23 but for the fact that the Employee failed to perform services for the Employer on a substantially full-time basis for a period of at least one year.

Ingram Micro Inc.                                                   Article I-11
401(k) Investment Savings Plan

1.33 "Limitation Year" means the calendar year, unless otherwise selected by the Employer in a manner consistent with that described in Section 1.415-2(b)(2) of the Regulations.

1.34 "Matching Contribution Account" means the Account to which are credited any Matching Contributions made on behalf of the Participant and earnings or losses on those contributions.

1.35 "Matching Contributions" means the amounts contributed on behalf of a Participant pursuant to Section 3.2.

1.36 "Non-highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

1.37 "Normal Retirement Age" means the date the Participant attains age 65. However, if a Participant was first hired by the Employer on or after January 1, 1994, Normal Retirement Age means the later of: (a) the date the Participant attains age 65, and (b) the earlier of (i) the date the Participant completes five Years of Service, and (ii) the fifth anniversary of the date the Participant commenced participation in the Plan.

1.38 "Participant" means any Participant participating in the Plan as provided in Article II or any former Employee whose participation has not ceased pursuant to Section 2.5.

1.39 "Period of Service" means a period of employment with the Employer determined under the following rules:

      (a) General Rule - An Employee's Period of Service begins on his Employment Commencement Date or Reemployment

Ingram Micro Inc.                                                   Article I-12
401(k) Investment Savings Plan

            Commencement Date and ends on his Severance Date subject to the Service Spanning rules in Section 1.39(b).

      (b) Service Spanning Rules - The Period of Service of an Employee who severs from service with the Employer by reason of retirement, quit or discharge, and who thereafter performs an Hour of Service within twelve months of his Severance Date shall include the intervening Period of Severance. The Period of Service of an Employee who severs from service by reason of retirement, quit or discharge occurring during an absence from service of twelve months or less which began for any reason other than retirement, quit or discharge, and who thereafter performs an Hour of Service within twelve months of the first day of such absence shall include the period intervening between his Severance Date and the date on which he again performs an Hour of Service.

      (c)   Employment or Reemployment

            Commencement Date- An Employee's Employment Commencement Date is the date on which an Employee is first credited with an Hour of Service. An Employee's Reemployment Commencement Date is the date on which an Employee who has incurred a Period of Severance that is not taken into account as a Period of Service first performs an Hour of Service following such Period of Severance.

1.40 "Period of Severance" means any period commencing on an Employee's Severance Date except as provided in Section 1.50.

1.41 "Plan" means the Ingram Micro Inc. 401(k) Investment Savings Plan, as set forth herein and as amended from time to time.

Ingram Micro Inc.                                                   Article I-13
401(k) Investment Savings Plan

1.42 "Plan Year" means the twelve (12) month period commencing on each January 1st on or after the Effective Date and ending on the next following December 31st.

1.43 "QMAC" means a qualified matching contribution made to the Plan pursuant to Section 3.8(f).

1.44 "QMAC Account" means the Account to which are credited QMACs made on behalf of a Participant pursuant to Section 3.8(f) and earnings or losses on those contributions.

1.45 "QNEC" means a qualified non-elective contribution made to the Plan pursuant to Section 3.5(f).

1.46 "QNEC Account" means the Account to which are credited QNECs made on behalf of a Participant pursuant to Section 3.5(f) and earnings or losses on those contributions.

1.47 "Regulations" means the Treasury regulations issued under the Code or any other applicable law by the Internal Revenue Service and any proposed or temporary regulations or rules pending the issuance of such regulations.

1.48 "Rollover Account" means the Participant's Account to which is credited any Rollover Contribution made by the Participant and earnings or losses on that contribution.

1.49 "Rollover Contribution" means a contribution made by a Participant pursuant to Section 3.4.

Ingram Micro Inc.                                                   Article I-14
401(k) Investment Savings Plan

1.50 "Severance Date" means the earlier of (a) the date on which an Employee separates from service with the Employer by reason of his retirement, death, quit or discharge or (b) the first anniversary of the date on which the Employee begins an absence from active employment for any reason other than his retirement, death, quit or discharge. Solely for purposes of determining the extent of an Employee's Period of Severance, the Severance Date of an Employee who is absent from work for more than twelve months due to the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with the adoption of the child by the Employee or for purposes of caring for that child immediately following the child's birth or placement, shall be deemed to be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of such absence (or between the first anniversary and the date of the Employee's return to active employment if he returns before the second anniversary) shall be neither a Period of Service nor a Period of Severance.

1.51 "Severance from Employment" means the termination of the Employee's employment relationship with the Employer.

1.52 "Spouse" means the person to whom a Participant is legally married on the earlier of (a) the date on which the Participant's Account balances are distributed due to the Participant's Severance from Employment, or (b) the Participant's date of death.

1.53 "Trust Agreement" means the agreement entered into between the Company and the Trustee to carry out the purposes of the Plan.

Ingram Micro Inc.                                                   Article I-15
401(k) Investment Savings Plan

1.54 "Trust Fund" means the assets of the Plan held in trust by the Trustee in accordance with the Trust Agreement.

1.55 "Trustee" means the trustee or trustees by whom the assets of the Plan are held in accordance with the Trust Agreement.

1.56 "Valuation Date" means any business day on which the New York Stock Exchange is open for and conducting business, or any more frequent date designated by the Administrator or the Trustee.

1.57 "Year of Service" means a Period of Service of 365 days, with less than whole year Periods of Service aggregated on the basis of days. A Participant shall receive a credit for a day of service for each day for which he is credited with an Hour of Service. A day of service counted in one Year of Service shall not be included in another Year of Service.

Wherever used herein, the singular includes the plural and the masculine includes the feminine, unless the context clearly requires otherwise.

Ingram Micro Inc.                                                   Article I-16
401(k) Investment Savings Plan

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

2.1   Eligibility

(a) Each Eligible Employee who was a Participant in the Plan on March 31, 2005 shall continue to participate on the Effective Date.

(b) Each other Eligible Employee shall be eligible to become a Participant on any Entry Date on or after the date on which he is first credited with an Hour of Service.

(c) If an Employee described in Section 1.22(d) completes at least 1,000 Hours of Service in a computation period, the Employee shall be eligible to become a Participant on the earlier of the first day of the Plan Year beginning after the computation period, or six months after the completion of such computation period. For purposes of this Section 2.1(c), computation period means the twelve month period beginning on the Employee's date of hire or any Plan Year beginning after his date of hire.

2.2   Beneficiary Designation

      Each Participant may file a designation in accordance with procedures established by the Administrator naming as Beneficiary a person, persons or entity to receive benefits payable upon his death. A Participant may at any time revoke or change his Beneficiary designation by filing a new designation in accordance with procedures established by the Administrator. Any Beneficiary designation or revocation or change thereof naming as primary Beneficiary a person, persons or entity other than the Participant's Spouse must be made with the written consent of the

Ingram Micro Inc.                                                  Article II-17
401(k) Investment Savings Plan

      Participant's Spouse acknowledging the effect of such designation, revocation or change and witnessed by a notary public. Written consent of the Participant's Spouse shall not be required if it is established in accordance with procedures established by the Administrator and applied on a uniform and nondiscriminatory basis that there is no Spouse, the Spouse cannot be located or under other circumstances as may be prescribed in Regulations. If the Participant is unmarried and fails to designate a Beneficiary or the Beneficiary does not survive the Participant, the benefits payable upon the death of the Participant will be paid to the Participant's estate.

2.3   Eligibility Upon Reemployment

      Any person reemployed by an Employer as an Eligible Employee shall again be eligible to become a Participant as of his date of rehire.

2.4   Transferred Employees

(a) A Participant who remains in the employ of the Employer but ceases to be an Eligible Employee shall continue to be a Participant and shall be credited with Hours of Service, but he shall not be eligible to have Before-Tax Contributions, After-Tax Contributions, Catch-up Contributions or Employer contributions made on his behalf for as long as his employment status is other than that of an Eligible Employee. Any Compensation of such a Participant while he has an employment status other than that of an Eligible Employee shall be disregarded for all Plan purposes.

(b) If an Employee transfers from an employment status with an Employer other than as an Eligible Employee and thereby becomes an Eligible Employee, he shall be eligible to become a Participant and have Before-

Ingram Micro Inc.                                                  Article II-18
401(k) Investment Savings Plan

      Tax, After-Tax Contributions, Catch-up Contributions and Employer contributions made on his behalf as of the next following Entry Date.

2.5   Termination of Participation

      A Participant's participation shall cease upon distribution to him of his entire vested Account or upon his death prior to such distribution.

Ingram Micro Inc.                                                  Article II-19
401(k) Investment Savings Plan

                                  ARTICLE III
                         CONTRIBUTIONS AND ALLOCATIONS

3.1   Employee Contributions

      An Eligible Employee who meets the requirements of Section 2.1 may make Before-Tax Contributions and/or After-Tax Contributions in accordance with the respective provisions of this Section 3.1.

(a)   Before-Tax Contributions

      (1) An Eligible Employee who meets the requirements of Section 2.1 may, by advance notice in accordance with procedures prescribed by the Administrator, elect to have his subsequent Compensation reduced by means of payroll reduction as of any Entry Date and to have an equal amount contributed to the Plan on his behalf as Before-Tax Contributions. The reduction shall commence effective with the first payroll period that begins as soon as administratively practicable thereafter.

      (2) An Eligible Employee who is not a Highly Compensated Employee may elect to make Before-Tax Contributions of up to fifty percent (50%) of his Compensation, in one percent (1%) increments, reduced by the amount of any After-Tax Contributions made on his behalf pursuant to
            Section 3.1(b).

      (3) An Eligible Employee who is a Highly Compensated Employee may elect to make Before-Tax Contributions of up to the whole percentage of his Compensation designated as permissible by the Administrator, reduced by the amount of any After-Tax Contributions made on his

Ingram Micro Inc.                                                  Article III-1
401(k) Investment Savings Plan
            behalf pursuant to Section 3.1(b). In no event shall the percentage so designated by the Administrator exceed the maximum percentage of Compensation that an Eligible Employee who is not a Highly Compensated Employee may elect to contribute for such Plan Year.

      (4) In no event will the Before-Tax Contributions made on behalf of a Participant exceed the dollar limit in effect under Section 402(g) of the Code, reduced by the amount of the Participant's other Before-Tax Contributions made through the Employer for the calendar year.

      (5) The percentage of contributions designated by a Participant pursuant to Section 3.1(a) shall automatically apply to increases and decreases in his Compensation. A Participant may, in accordance with applicable administrative procedures, change the percentage of his Compensation to be contributed to the Plan as Before-Tax Contributions as of any Entry Date. The change shall commence effective with the first payroll period that begins as soon as administratively practicable thereafter. The changed percentage shall remain in effect until subsequently changed.

      (6) A Participant may, by giving advance notice in accordance with applicable administrative procedures, elect to suspend his Before-Tax Contributions at any time. The suspension shall commence effective with the next payroll period that begins as soon as administratively practicable thereafter. A Participant who has suspended his Before-Tax Contributions may, by giving advance notice in accordance with applicable administrative procedures, elect to resume making Before-Tax Contributions as of any Entry Date thereafter. The resumption shall commence effective with the first payroll period that begins as soon as administratively practicable thereafter.

Ingram Micro Inc.                                                  Article III-2
401(k) Investment Savings Plan

      (7) A Before-Tax Contribution may be taken into account for purposes of determining the Actual Deferral Percentage only if each of the following requirements is satisfied: (1) the Before-Tax Contribution is allocated to the Participant's Account as of a date within the Plan Year; and (2) the Before-Tax Contribution relates to Compensation that either (i) would have been received by the Participant in the Plan Year but for the Participant's election to defer, or (ii) is attributable to services performed by the Participant in the Plan Year and, but for the Participant's election to defer, would have been received by the Participant within two and one-half months after the close of the Plan Year. For purposes of
            (1), a Before-Tax Contribution is considered allocated as of a date within a Plan Year only if (i) the allocation is not contingent upon the Participant's participation in the Plan or performance of services on any date subsequent to that date, and (ii) the Before-Tax Contribution is actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the Before-Tax Contribution relates.

      (8)   If Before-Tax Contributions are returned to the Employer under
            Section 3.12, the elections to reduce Compensation that were made by Participants on whose behalf those contributions were made shall be void retroactively to the beginning of the period for which returned contributions were made.

(b)   After-Tax Contributions

      (1) An Eligible Employee who meets the requirements of Section 2.1 may, by advance notice in accordance with procedures prescribed by the

Ingram Micro Inc.                                                  Article III-3
401(k) Investment Savings Plan

            Administrator, elect to contribute After-Tax Contributions to the Plan by means of payroll deduction as of any Entry Date.

      (2) An Eligible Employee who is not a Highly Compensated Employee may elect to make After-Tax Contributions of up to fifty percent (50%) of his Compensation, in one percent (1%) increments, reduced by the amount of any Before-Tax Contributions made on his behalf pursuant to Section 3.1(a).

      (3) An Eligible Employee who is a Highly Compensated Employee may elect to make After-Tax Contributions of up to the whole percentage of his Compensation designated as permissible by the Administrator, reduced by the amount of any Before-Tax Contributions made on his behalf pursuant to Section 3.1(a). In no event shall the percentage so designated by the Administrator exceed the maximum percentage of Compensation that an Eligible Employee who is not a Highly Compensated Employee may elect to contribute for such Plan Year.

3.2   Employer Contributions

      The Employer may make a Matching Contribution for each Participant who makes Before-Tax Contributions and/or After-Tax Contributions for the payroll period equal to fifty percent (50%) of the Participant's Before-Tax Contributions and/or After-Tax Contributions for the payroll period not exceeding five percent (5%) of the Participant's Compensation for the payroll period. Matching Contributions shall not be made on account of Catch-Up Contributions.

      For purposes of determining the Matching Contribution, if any, for a Plan Year, any amounts paid under the Annual Incentive Award Program and the

Ingram Micro Inc.                                                  Article III-4
401(k) Investment Savings Plan

      Long-Term Executive Cash Incentive Award Program shall be excluded from Compensation.

      The Employer shall determine, in its absolute discretion, whether Matching Contributions shall be made for a Plan Year. The Employer is not required to contribute Matching Contributions for any Plan Year.

      Notwithstanding the foregoing, the Employer may discontinue Matching Contributions for Participants who are Highly Compensated Employees if it is determined that continuation of such contributions in accordance with this Section 3.2 might cause the Plan to exceed the limitations of Section 401(m) of the Code and Section 3.8 of the Plan. The Employer, in its discretion, may make additional Matching Contributions with respect to Participants who are Non-highly Compensated Employees in the event such contributions are necessary to pass the Actual Contribution Percentage Test in Section 3.8.

3.3   Catch-Up Contributions

      Each Participant who has attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions of up to twenty-five (25%) of Compensation in accordance with, and subject to, the limitations of Section 414(v) of the Code. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of making such Catch-Up Contributions.

Ingram Micro Inc.                                                  Article III-5
401(k) Investment Savings Plan

3.4   Rollover Contributions

(a) An Eligible Employee may, by notice received by the Administrator and under such terms and conditions as the Administrator shall determine, make a Rollover Contribution to the Plan and Trust Fund. The Administrator may require the individual to submit such evidence and documentation as the Administrator determines necessary to be assured that the proposed contribution qualifies as a Rollover Contribution.

      A Rollover Contribution is (1) a distribution of an "eligible rollover distribution" (as defined in Section 402(c)(4) of the Code) from a qualified plan described in Section 401(a) or 403(a) of the Code, an annuity contract described in Section 403(b) of the Code or an eligible plan under Section 457(b) of the Code which is maintained by a state political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state, (2) a distribution from an individual retirement account or individual retirement annuity described in Section 408 of the Code that is eligible to be rolled over and would otherwise be includible as gross income, or (3) a direct rollover of an eligible rollover distribution from (i) a qualified plan described in
      Section 401(a) or 403(a) of the Code excluding after-tax employee contributions, (ii) an annuity contract described in Section 403(b) of the Code excluding after-tax employee contributions, or (iii) an eligible plan under Section 457(b)of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state of political subdivision of a State. Section 402(c)(9) shall apply in determining whether a distribution is a Rollover Contribution for purposes of Section 3.4.

Ingram Micro Inc.                                                  Article III-6
401(k) Investment Savings Plan

(b) A distribution described in (a)(1) or (2) above must be received by the Trust Fund on or before the 60th day following the Employee's receipt of the distribution from the distributing plan or contract.

(c) The amount received pursuant to this Section 3.4 shall be transferred to the Trust Fund and credited to a separate Rollover Contribution Account maintained by the Administrator for the Employee in accordance with
      Article IV herein.

3.5   Actual Deferral Percentage Test

(a) For the Plan Year, the Average Actual Deferral Percentage for the group of all Highly Compensated Employees who are Eligible Employees must satisfy at least one of the following tests:

      (1) the Average Actual Deferral Percentage for said group of Highly Compensated Employees for that Plan Year shall not be more than the Average Actual Deferral Percentage for the group of Non-highly Compensated Employees who were Eligible Employees for the prior Plan Year multiplied by 1.25; or

      (2) the Average Actual Deferral Percentage for said group of Highly Compensated Employees for that Plan Year shall not exceed two (2) percentage points more than the Average Actual Deferral Percentage for the group of Non-highly Compensated Employees who were Eligible Employees for the prior Plan Year, and the Average Actual Deferral Percentage for said group of Highly Compensated Employees for that Plan Year shall not be more than the Average Actual Deferral Percentage for the group of Non-highly Compensated Employees who were Eligible Employees for the prior Plan Year multiplied by 2.

Ingram Micro Inc.                                                  Article III-7
401(k) Investment Savings Plan

      For Plan Years beginning on or after January 1, 2006, the Average Actual Deferred Percentage for the group of Non-highly Compensated Employees for purposes of the foregoing tests shall be based on the Average Actual Deferral Percentage for the group of Non-highly Compensated Employees who are eligible to participate in the Plan in the current Plan Year.

(b) If Before-Tax Contributions are made to the Plan for a Plan Year for a Highly Compensated Employee who also is eligible to have salary reduction contributions allocated to his account under another plan maintained by the Employer that provides a cash or deferred arrangement described in
      Section 401(k) of the Code, the Actual Deferral Percentage for that
      Highly Compensated Employee shall be calculated as if all such other plans are part of the Plan. However, if a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that are parts of plans that have different plan years, the cash or deferred arrangements shall be treated as a single arrangement with respect to the plan years ending with or within the same calendar year.

(c) If the Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more plans satisfy the requirements of such sections of the Code only if aggregated with the Plan, this Section 3.5 shall be applied by determining the Actual Deferral Percentages of Employees as if all such plans were a single plan. However, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same plan year.

(d) For the purposes of satisfying the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code, the Plan may be disaggregated into two or more plans or the Plan may be aggregated with one or more other plans, to the extent

Ingram Micro Inc.                                                  Article III-8
401(k) Investment Savings Plan
      permitted by Sections 401(k), 401(a)(4) and 410(b) of the Code and the Regulations thereunder.

(e) For purposes of determining the Actual Deferral Percentage, Before-Tax Contributions must be made before the last day of the twelve (12) consecutive month period immediately following the Plan Year to which those contributions relate.

(f) To enable the Plan to satisfy the test described in Section 3.5(a), the Employer may elect to make a QNEC to the Plan for each Plan Year in an amount, if any, that the Employer, in its sole discretion, determines. All QNECs will be one hundred percent (100%) vested and subject to the distribution requirements applicable to Before-Tax Contributions as described in Section 401(k)-1(d) of the Treasury Regulations. QNECs will be allocated to the Participant's QNEC Account as of the end of the Plan Year with respect to which the QNEC is made. QNECs will be paid to the Trustee after such contribution is authorized by the Employer but no later than twelve (12) months after the end of the Plan Year in which such contribution is allocated.

3.6   Reductions During Plan Year

      If, during the Plan Year, the Administrator determines that the Actual Deferral Percentage test provided in Section 3.5 is not met at the time of its review or would not be met if part or all of Before-Tax Contributions continue to be made on behalf of Participants who are Highly Compensated Employees, the Administrator, in its sole discretion, may reduce the rate (to zero (0) if necessary) of Before-Tax Contributions that would have been made during the remainder of the Plan Year. The Administrator may, in its sole and absolute discretion, limit or discontinue the Before-Tax Contributions of Highly Compensated Employees to comply with the contribution limits set forth herein.

Ingram Micro Inc.                                                  Article III-9
401(k) Investment Savings Plan

3.7   Return or Recharacterization of Excess Contributions After End of Plan
      Year

(a) If, after the last day of the Plan Year, the Administrator determines that the Average Actual Deferral Percentage requirements of Section 3.5 have not been satisfied, the Administrator, within two and one-half (2 1/2) months after the end of the Plan Year (but not later than the last day of the next Plan Year), shall distribute the Excess Contributions, adjusted for any income or loss, to all affected Participants who are Highly Compensated Employees. The Administrator shall calculate any Excess Contributions after determining the amount of Excess Deferrals pursuant to
      Section 3.10. The amount of Excess Contributions to be distributed shall be reduced by any Excess Deferrals previously distributed to the Participant for the tax year ending with or within the Plan Year. The amount of Excess Deferrals to be distributed for a tax year shall be reduced by any Excess Contributions previously distributed for the Plan Year beginning with or within the Participant's tax year.

(b) The income or loss allocable to Excess Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Before-Tax Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Account balance attributable to Before-Tax Contributions on the last day of the Plan Year, without regard to any income or loss during the Plan Year. No income or loss shall be attributable to the period between the end of the Plan Year and the date of the distribution.

(c) The amount of Excess Contributions for Highly Compensated Employees shall be determined as provided in this paragraph. First, the Actual Deferral Percentage of the Highly Compensated Employee with the highest such

Ingram Micro Inc.                                                 Article III-10
401(k) Investment Savings Plan

      Percentage will be reduced to the extent necessary to satisfy the Actual Deferral Percentage test or cause the percentage for that Highly Compensated Employee to equal the percentage for the Highly Compensated Employee with the next highest such Percentage. Second, this process will be repeated until the Actual Deferral Percentage test is satisfied. The total of such Excess Contributions shall then be distributed to Highly Compensated Employees in descending order commencing with the Highly Compensated Employee with the highest dollar amount of Before-Tax Contributions and other contributions to be distributed in order to satisfy the Actual Deferral Percentage test, consistent with the provisions of Notice 97-2 issued by the Internal Revenue Service.

(d)   Excess Contributions distributed to Participants in accordance with this
      Section 3.7 shall be distributed in the following order: (1) from the Participant's Before-Tax Contribution Account, to the extent such Contributions are not subject to Matching Contributions, and (2) from the Participant's Before-Tax Contribution Account, to the extent such contributions are subject to Matching Contributions. If Excess Contributions are distributed to Participants in accordance with this
      Section 3.7, the Participant shall immediately forfeit all Matching Contributions that were made to match such distributed Excess Contributions.

(e) For purposes of this Section 3.7, Excess Contributions means Before-Tax Contributions in excess of the Actual Deferral Percentage limit as described in Section 401(k)(8)(B) of the Code.

(f) A Participant may elect to treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan as an After-Tax Contribution. Such recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Before-

Ingram Micro Inc.                                                 Article III-11
401(k) Investment Savings Plan

      Tax Contributions. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Participant contributions made by that Employee under all plans maintained by the Employer would exceed any stated limit under the Plan for Participant contributions. Excess Contributions may not be recharacterized under this paragraph any later than 2 1/2 months after the last day of the Plan Year in which the Excess Contributions arise. Recharacterization will be deemed to occur on the date the last Highly Compensated Employee is informed in writing of the amount to be recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received such amounts in cash.

3.8   Actual Contribution Percentage Test

(a) For any Plan Year beginning before January 1, 2006, the Average Contribution Percentage for the group of all Highly Compensated Employees who are Eligible Employees must satisfy at least one of the following tests:

      (1) The Average Contribution Percentage for said group of Highly Compensated Employees for that Plan Year shall not be more than the Average Contribution Percentage for the group of Non-highly Compensated Employees who were Eligible Employees for the prior Plan Year multiplied by 1.25; or

      (2) The Average Contribution Percentage for said group of Highly Compensated Employees for that Plan Year shall not exceed 2 percentage points more than the Average Contribution Percentage for the group of Non-highly Compensated Employees who were Eligible Employees for the prior Plan Year, and the Average Contribution Percentage for said group of Highly Compensated Employees for that

Ingram Micro Inc.                                                 Article III-12
401(k) Investment Savings Plan

            Plan Year shall not be more than the Average Contribution Percentage for the group of Non-highly Compensated Employees who were Eligible Employees for the prior Plan Year multiplied by 2.

      For Plan Years beginning on or after January 1, 2006, the Average Contribution Percentage for the group of Non-highly Compensated Employees for purposes of the foregoing tests shall be based on the Average Contribution Percentage for the group of Non-highly Compensated Employees who are eligible to participate in the Plan in the current Plan Year.

(b) If After-Tax and/or Matching Contributions are made to the Plan for a Plan Year for a Highly Compensated Employee who also is eligible to have after-tax contributions and/or matching contributions allocated to his account under another plan maintained by the Employer that is qualified under Section 401(a) of the Code, the Contribution Percentage for that Highly Compensated Employee shall be calculated as if all such other plans are part of the Plan. However, plans that are not permitted to be aggregated under Reg. Sec. 1.410(b)-7(c), as modified by Reg. Sec. 1.401(k)-1(g)(11), are not aggregated for this purpose. If a Highly Compensated Employee participates in two or more plans that have different plan years, this Section 3.8 shall be applied by treating all plans that have plan years ending with or within the same calendar year as a single plan.

(c) If the Plan satisfies the requirements of Sections 401(m), 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with the Plan, this Section shall be applied by determining the Contribution Percentages of Employees as if all such plans were a single plan. However, plans may be aggregated in order to satisfy
      Section 401 (m) of the Code only if they have the same plan years.

Ingram Micro Inc.                                                 Article III-13
401(k) Investment Savings Plan

(d) For the purposes of satisfying the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code, the Plan may be disaggregated into two or more plans or the Plan may be aggregated with one or more other plans, to the extent permitted by Sections 401(m), 401(a)(4) and 410(b) of the Code and the Regulations thereunder.

(e) For purposes of determining the Contribution Percentage, (i) After-Tax Contributions are considered to have been made in the Plan Year as of which they are contributed to the Trust Fund and (ii) Matching Contributions will be considered made for a Plan Year if made before the last day of the twelve (12) consecutive month period immediately following the Plan Year to which those contributions relate.

(f) To enable the Plan to satisfy the test described in Section 3.8(a), the Employer may elect to make a QMAC to the Plan for each Plan Year in an amount, if any, as determined by the Employer in its sole discretion. All QMACs made pursuant to this Section 3.8(f) will be one hundred percent (100%) vested and subject to the distribution requirements applicable to Before-Tax Contributions as described in Section 1.401(k)-1(d) of the Treasury Regulations. QMACs will be allocated to the Participant's QMAC Account as of the end of the Plan Year with respect to which the QMAC is made. QMACs will be paid to the Trustee after such contribution is authorized by the Employer, but no later than twelve (12) months after the end of the Plan Year in which such contribution is allocated.

3.9   Return of Excess Aggregate Contributions

(a) If, after the last day of the Plan Year, the Administrator determines that the Average Contribution Percentage requirements of Section 3.8 have not been

Ingram Micro Inc.                                                 Article III-14
401(k) Investment Savings Plan
      satisfied, the Administrator, within two and one-half (2 1/2) months after the end of the Plan Year (but not later than the last day of the next Plan
      Year), shall first cause to be forfeited, if forfeitable, or if not forfeitable, distribute the Excess Aggregate Contributions, adjusted for any income or loss, to all affected Participants who are Highly Compensated Employees. The Administrator shall calculate any Excess Aggregate Contributions after determining the amount of Excess Deferrals pursuant to Section 3.10 and the amount of Excess Contributions pursuant to Section 3.7.

(b) The income or loss allocable to Excess Aggregate Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to Matching Contributions and After-Tax Contributions made on behalf of the Participant for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contribution on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Matching Contribution Account and After-Tax Contribution Account balances on the last day of the Plan Year, without regard to any income or loss during the Plan Year. No income or loss shall be attributable to the period between the end of the Plan Year and the date of the distribution.

(c) The amount of Excess Aggregate Contributions for Highly Compensated Employees shall be determined as provided in this Section 3.9. First, the Contribution Percentage of the Highly Compensated Employee with the highest such Percentage will be reduced to the extent necessary to satisfy the Contribution Percentage test or cause the percentage for that Highly Compensated Employee to equal the percentage for the Highly Compensated Employee with the next highest such Percentage. Second, this process will be repeated until the Contribution Percentage test is satisfied. The total of such Excess Aggregate Contributions to be distributed shall then be distributed to Highly Compensated Employees in descending order

Ingram Micro Inc.                                                 Article III-15
401(k) Investment Savings Plan
      commencing with the Highly Compensated Employee with the highest dollar amount of Excess Aggregate Contributions and other contributions to be distributed in order to satisfy the Contribution Percentage test, consistent with the provisions of Notice 97-2 issued by the Internal Revenue Service.

(d)   Excess Aggregate Contributions forfeited in accordance with this Section
      3.9 shall be treated as Annual Additions under Section 3.11 and shall be applied to reduce subsequent Matching Contributions.

(e) Excess Aggregate Contributions distributed to Participants in accordance with this Section 3.9 shall be distributed in the following order: (1) from the Participant's After-Tax Contribution Account, and (2) from the Participant's Matching Contribution Account.

3.10  Distribution of Excess Deferrals

(a) A Participant may state a claim for the return of Excess Deferrals and such Excess Deferrals, adjusted for any income or loss, shall be distributed if administratively practicable no later than the April 15th following the calendar year for which such allocable Excess Deferrals are made. The Participant's claim shall be made in accordance with procedures established by the Administrator, shall be submitted to the Administrator no later than March 1st (or as late as April 14 if allowed by the Administrator), shall specify the Participant's Excess Deferrals for the preceding calendar year, and shall be accompanied by the Participant's statement that such amounts, if not distributed, will constitute Excess Deferrals.

(b) The income or loss allocable to Excess Deferrals for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Before-Tax Contributions for the Plan Year by a fraction, the numerator of

Ingram Micro Inc.                                                 Article III-16
401(k) Investment Savings Plan
      which is the Excess Deferrals on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Account attributable to Before-Tax Contributions on the last day of the Plan Year, without regard to any income or loss during the Plan Year. No income or loss shall be attributable to the period between the end of the Plan Year and the date of the distribution.

(c)   If Excess Deferrals have previously been distributed within the Plan
      Year, the Plan shall offset such distribution from the amount of the Participant's Excess Contributions, if any, to be distributed for such Plan Year. In addition, the amount of Excess Deferrals that may be distributed for a Participant by the Plan for a Plan Year shall be reduced by the amount of Excess Contributions previously distributed.

(d) Excess Deferrals are Before-Tax Contributions in excess of the limit imposed by Section 402(g) of the Code.

(e) Excess Deferrals shall be taken first from unmatched Before-Tax Contributions and then from matched Before-Tax Contributions. Any Matching Contributions attributable to refunded Excess Deferrals, adjusted for investment gain or loss, shall be forfeited and used in the manner described in Section 6.3.

3.11  Maximum Annual Additions

(a) The Annual Addition to a Participant's Accounts for any Limitation Year, when added to the annual additions for such year under any other defined contribution plans (including voluntary employee contribution accounts in a defined benefit plan and key employee accounts under a welfare benefit plan described in Section 419 of the Code as well as employer contributions

Ingram Micro Inc.                                                 Article III-17
401(k) Investment Savings Plan
      allocated to an IRA) maintained by the Employer, shall not exceed the lesser of:

      (1) one hundred percent (100%) of the Participant's Compensation as defined in Section 415(c)(3) of the Code for that Limitation Year, or

      (2)   $42,000 multiplied by the Adjustment Factor.

      The Compensation limitation referred to in (1) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

      Effective January 1, 2005, Compensation as defined in Section 415(c)(3) of the Code means wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3), and 6052 of the Code. Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

      Compensation for a Limitation Year is the compensation actually paid or made available during such Limitation Year.

      Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such Participant would have received for the Limitation

Ingram Micro Inc.                                                 Article III-18
401(k) Investment Savings Plan

      Year if the Participant was paid at the rate of compensation paid immediately before becoming permanently and totally disabled.

      Compensation paid or made available during a Limitation Year shall include any elective deferral as defined in Section 402(g)(3) of the Code and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Section 125, 132(f)(4) or 457 of the Code.

      The Trustees shall, pursuant to the Administrator's directions, distribute the excess of a Participant's Annual Additions comprising (i) After-Tax Contributions and (ii) Before-Tax Contributions, in that order, over the limits stated above to the Participant in the event that such excess is caused by the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation or in determining the amount of After-Tax Contributions and/or Before-Tax Contributions that may be made with respect to the Participant for the Plan Year or other circumstances approved by the Commissioner of Internal Revenue. Any contributions to be so distributed shall include any income but not any loss attributable thereto, to the extent permitted by Regulations, and the Participant shall immediately forfeit all Matching Contributions, including any income but not any loss attributable thereto, that were made to match such distributed After-Tax Contributions and/or Before-Tax Contributions. Such forfeited Matching Contributions shall be held unallocated in a suspense account and credited as part of Matching Contributions for the next and succeeding Limitation Years, as necessary, for all Participants in the Plan. Investment income less loss attributable to amounts held in such suspense account shall be similarly applied and shall be treated as Annual Additions when allocated to Participants' Accounts.

Ingram Micro Inc.                                                 Article III-19
401(k) Investment Savings Plan

3.12  Return of Contributions to Employer

(a) If all or part of the Employer's contributions hereunder are conditioned upon their deductibility under Section 404 of the Code and the deduction for all or any part of such contributions to the Plan is disallowed by the Internal Revenue Service, the portion of the contributions to which such disallowance applies shall be returned to the Employer without interest, but reduced by any investment loss attributable to those contributions. The return shall be made as soon as practicable within one (1) year after the disallowance. All Contributions to the Plan are conditioned on their deductibility.

(b) If a contribution is made due to a mistake of fact, the Employer may require the Trustee to return the contribution, without interest but reduced by any investment loss allocable to the contribution. The return shall be made as soon as practicable within one (1) year after the date the contribution was made.

(c) If, upon termination of the Plan, there remain Trust assets held in suspense accounts, the Trustee shall return such assets to the Employer. Notwithstanding the foregoing, the Employer may elect to reallocate the assets held in suspense accounts to those Employees who are Participants under the Plan as of the date of termination of the Plan in proportion to their Compensation.

3.13  Rights of Reemployed Veterans

      In accordance with Section 13.15, a Reemployed Veteran shall be entitled to the restoration of certain benefits under the Plan that would have accrued, or that he or she would have received, under the Plan but for his or her absence from the employ of the Employer due to Qualified Military

Ingram Micro Inc.                                                 Article III-20
401(k) Investment Savings Plan

      Service. A Reemployed Veteran is defined as an Employee who left the employ of the Employer to perform service in the Armed Services of the United States, and subsequently was reemployed by the Employer pursuant to the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"). 'Qualified Military Service' is defined as service in the uniformed services (as defined in chapter 43 of title 38, United States
      Code) performed by the Reemployed Veteran whose entitlement to reemployment rights pursuant to USERRA arose with respect to such service.

(a)   Crediting of Period of Qualified Military Service

      To the extent required by USERRA and Section 414(u) of the Code, the Reemployed Veteran, for all purposes under the Plan, shall be credited Hours of Service for his or her absence from the employ of the Employer due to Qualified Military Service, in accordance with the regulations or other rules provided by the Internal Revenue Service.

(b)   "Make-Up" Contributions

      To the extent required by USERRA and Section 414(u) of the Code, the Reemployed Veteran shall be permitted to make additional contributions and receive related Matching Contributions during the period which (1) begins on the Reemployed Veteran's date of reemployment with the Employer, and
      (2) has the same length as the lesser of: (i) the period of Qualified Military Service multiplied by 3, or (ii) five (5) years.

      The maximum amount of additional contributions that the Reemployed Veteran is permitted to make is the maximum amount of such contributions that the Reemployed Veteran would have been permitted to make had he or she continued to be employed by the Employer during the period of Qualified

Ingram Micro Inc.                                                 Article III-21
401(k) Investment Savings Plan

      Military Service and received Compensation. Compensation for purposes of this Section 3.13 shall be based on the rate of pay that the Reemployed Veteran would have received during the period of Qualified Military Service had he remained employed by the Employer. If such rate of pay was not reasonably certain, such Compensation shall be based on the Reemployed Veteran's average Compensation from the Employer during (1) the twelve
      (12) month period immediately before the Qualified Military Service, or
      (2) if shorter, the period of employment immediately before the Qualified Military Service.

      If any contribution is made by an Employer or an Employee under the Plan with respect to an Employee whose reemployment is governed by
      USERRA:

      (i) Such contribution shall not be subject to any otherwise applicable limitation contained in Section 402(g), 402(h), 403(b), 404(a), 404(h), 408, 415 or 457 of the Code and shall not be taken into account in applying such limitations to other contributions or benefits under such plan or any other plan, with respect to the year in which the contribution is made;

      (ii)  Such contribution shall be subject to the limitations referred to in
            (i) above with respect to the year to which the contribution relates (in accordance with rules prescribed by the Secretary of the Treasury); and

      (iii) The Plan shall not be treated as failing to meet the requirements of
            Section 401(a)(4), 401(a)(26), 401(k)(3), 401(k)(11), 401(k)(12),
            401(m), 403(b)(12), 408(k)(3), 408(k)(6), 408(p), 410(b) or 416 of
            the Code by reason of the making of (or the right to make) such contribution.

Ingram Micro Inc.                                                 Article III-22
401(k) Investment Savings Plan

3.14  Early Participation Testing Rule

      If the Employer elects to apply Section 410(b)(4)(B) of the Code in determining whether the Plan satisfies the requirements of Section 410(b) of the Code, the Employer may, in determining whether the Plan meets the requirements of Section 3.5 and/or Section 3.8 exclude from consideration all Eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code.

Ingram Micro Inc.                                                 Article III-23
401(k) Investment Savings Plan

                                   ARTICLE IV
                      MAINTENANCE AND VALUATION OF ACCOUNTS

4.1   Maintenance of Accounts

      A separate After-Tax Contribution Account, Before-Tax Contribution Account, Catch-Up Contribution Account, Matching Contribution Account, and if necessary, QMAC Account, QNEC Account and Rollover Contribution Account shall be maintained for each Participant as well as any other accounts or subaccounts as the Administrator deems necessary or desirable.

4.2   Valuation of Accounts

      As of each Valuation Date, the Accounts of each Participant shall be adjusted to reflect contributions, withdrawals, distributions, income earned or accrued, expenses paid from the assets of the Plan and any increase or decrease in the fair market value of the assets of the Plan since the preceding Valuation Date.

4.3   Account Statements

      At least once a year, each Participant shall be furnished with a statement stating the dollar value of his Accounts and the vested portion of his Accounts.

Ingram Micro Inc.                                                   Article IV-1
401(k) Investment Savings Plan

                                    ARTICLE V
                          INVESTMENT OF CONTRIBUTIONS

5.1   Investment Funds

(a) The Administrator from time to time shall direct the Trustee to establish and maintain one or more Investment Funds, hereinafter referred to as Funds, for the investment of assets of the Trust Fund. The number and type of Funds shall be determined by the Administrator, which may, in its discretion, direct the Trustee to establish and maintain one or more additional Funds or to delete one or more existing Funds.

(b) Pending the investment of any amounts in a Fund, the Trustee may invest assets of the Trust Fund temporarily in interest-bearing accounts, certificates of deposit, Treasury bills, commercial paper, money market funds, short-term obligations of the United States Government, short-term investment funds or other short-term obligations selected by the Trustee. The Trustee may keep such amounts of cash as it, in its sole discretion, shall deem necessary or advisable as part of such Funds, all within the limitations specified in the Trust Agreement.

(c) All interest, dividends and proceeds from the disposition of and other income received with respect to assets held with respect to each of the Funds shall be reinvested in the respective Fund and all expenses of the Trust that are properly allocable to a particular Fund shall be so allocated and charged.

Ingram Micro Inc.                                                    Article V-1
401(k) Investment Savings Plan

5.2   Investment of Participant Accounts

      A Participant may, in accordance with applicable administrative procedures, specify the percentages of his Accounts that shall be invested in each Fund maintained under the Plan. If a Participant fails to make an election pursuant to this Section 5.2, all of his Accounts shall be invested in the Fund that the Administrator determines, in its sole discretion, is consistent with the prudent discharge of its fiduciary duties. A Participant may not invest more than fifty percent (50%) of his Before-Tax Contributions and After-Tax Contributions in the Ingram Micro Stock Fund. Rollover Contributions may not be invested in the Ingram Micro Stock Fund.

5.3   Responsibility for Investments

      Each Participant is solely responsible for the selection of his investment options. The Trustee, the Administrator, the Employer and the officers, supervisors and other employees of the Employer are not empowered to advise a Participant as to the manner in which his Accounts shall be invested. The fact that a particular Fund is available to Participants for investment under the Plan shall not be construed as a recommendation for investment in that Fund. The Trustee shall be the named fiduciary for the purposes of carrying out the Participant's investment instructions.

Ingram Micro Inc.                                                    Article V-2
401(k) Investment Savings Plan

5.4   Changing Investment Elections - Future Contributions

      A Participant may, in accordance with applicable administrative procedures, change his investment election as to subsequent contributions, subject to the limitations of Section 5.2, as of any Valuation Date.

5.5   Transfer Among Funds

      A Participant may, in accordance with applicable administrative procedures and subject to any restrictions that may imposed by particular Funds, elect to transfer all or a portion of the balance in all of his Accounts between and among Funds as of any Valuation Date. The Employer, however, reserves the right, in its sole discretion, to implement reasonable restrictions on a Participant's right to transfer among Funds. A Participant is not permitted to transfer other investment options to the Ingram Micro Stock Fund.

      A Participant is permitted to transfer all or any portion of his investment in the Ingram Micro Stock Fund in five percent (5%) increments out of that Fund and into other investment options. A Participant who is subject to Rule 16b-3 of the Securities and Exchange Commission or who is designated by the Employer as a window group person is only permitted to transfer contributions invested in the Ingram Micro Stock Fund out of that Fund during a special open window period established by the Employer.

Ingram Micro Inc.                                                    Article V-3
401(k) Investment Savings Plan

                                   ARTICLE VI
                                     VESTING

6.1 Vesting in After-Tax Contribution, Before-Tax Contribution, Catch-Up Contribution, QMAC, QNEC and Rollover Accounts

      A Participant shall at all times have a one hundred percent (100%) nonforfeitable vested right to the value of his After-Tax Contribution, Before-Tax Contribution Account, Catch-Up Contribution Account, QMAC Account, QNEC Account and Rollover Account.

6.2   Vesting in Matching Contribution Account

(a) A Participant shall have a nonforfeitable vested right to the value of his Matching Contribution Account in accordance with the following schedule:

YEARS OF SERVICE                                 VESTED PERCENTAGE
----------------                                 -----------------
Less than 1 year                                         0
1 year but less than 2                                  20
2 years but less than 3                                 40
3 years but less than 4                                 60
4 years but less than 5                                 80
5 or more years                                        100

Ingram Micro Inc.                                                   Article VI-1
401(k) Investment Savings Plan

(b) Notwithstanding the provisions of (a) above, a Participant shall have a one hundred percent (100%) nonforfeitable vested right to the value of his Matching Contribution Account upon the occurrence of any of the following events prior to his Severance from Employment: (1) Normal Retirement Age,
      (2) Disability, (3) death, or (4) in accordance with Section 12.4.

6.3   Forfeiture of Non-vested Interest

      Upon a Participant's Severance from Employment, the non-vested portion of a Participant's Matching Contribution Account shall be forfeited at the earlier of the date he receives a distribution of the vested portion of his Account or the date he incurs five (5) consecutive One-Year Breaks in Service. For purposes of this Article VI, a One-Year Break in Service means a twelve (12) consecutive month period beginning on an Employee's Severance Date or an anniversary thereof and ending on the first anniversary of such date during which the Participant does not receive credit for an Hour of Service. The Administrator shall apply all forfeitures by first restoring the amount of previous forfeitures, in accordance with Section 6.4(b) or (c), then by reducing the amount of Employer contributions required under the Plan for the then current Plan Year and allocating such forfeitures in a manner consistent with Section 3.2, and, finally, by paying reasonable administrative expenses to the extent not paid by the Employer.

6.4   Restoration of Forfeitures and Service

(a) If a former Participant whose Severance from Employment resulted in a forfeiture of the entire non-vested portion of his Account pursuant to
      Section 6.3 resumes participation in the Plan after at least five (5) consecutive One-Year Breaks in Service, with respect to Matching Contributions, he shall have

Ingram Micro Inc.                                                   Article VI-2
401(k) Investment Savings Plan
      no right to restoration of any previously forfeited portion of his Account. Such Participant's Years of Service or period of employment after the break in service or period of absence shall not be taken into account in determining the Participant's vested nonforfeitable right to the value of his Matching Contribution Account attributable to contributions made by the Employer before he resumed participation in the Plan.

(b) If a former Participant (1) whose Severance from Employment resulted in a forfeiture of the entire non-vested portion of his Account pursuant to
      Section 6.3 did not receive a distribution pursuant to Section 8.3 and resumes employment as an Eligible Employee or (2) whose Severance from Employment resulted in a forfeiture of the entire non-vested portion of his Account pursuant to Section 6.3 resumes employment as an Eligible Employee, in either case prior to incurring five (5) consecutive One-Year Breaks in Service, the previously forfeited portion of his Account shall be restored upon his Reemployment Commencement Date. Such Participant's Years of Service or period of employment before and after the break in service shall be taken into account in determining the Participant's vested nonforfeitable right to the value of his Matching Contribution Account.

(c) If a former Participant whose Severance from Employment resulted in a forfeiture of the entire non-vested portion of his Account pursuant to
      Section 6.3 received a distribution pursuant to Section 8.3 and resumes employment as an Eligible Employee prior to incurring five (5) consecutive One-Year Breaks in Service, the previously forfeited portion of his Account shall be restored upon the date on which the Participant repays in cash to the Plan the full amount of the distribution, in accordance with applicable administrative procedures. Such repayment must be made prior to the earlier of (i) the end of the five (5) year period commencing on the Participant's Reemployment Commencement Date or (ii) the close of the first period of five consecutive

Ingram Micro Inc.                                                   Article VI-3
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      One-Year Breaks in Service. Such Participant's Years of Service before and after the Break in Service shall be taken into account in determining the Participant's vested nonforfeitable right to the value of his Matching Contribution Account.

Ingram Micro Inc.                                                   Article VI-4
401(k) Investment Savings Plan

                                   ARTICLE VII
                     WITHDRAWALS AND LOANS DURING EMPLOYMENT

7.1   General Rules Applicable to all In-Service Withdrawals

      The only in-service withdrawals permitted by the Plan are those described in this Article VII.

      Each in-service withdrawal request must be filed in accordance with applicable administrative procedures. Each withdrawal shall be determined as of the Valuation Date as soon as practicable after the withdrawal request is approved and shall be drawn, to the extent available, pro rata from the Investment Funds in which the Account is invested or in which the Accounts are invested if the withdrawal is taken from multiple Accounts. Only a Participant who has not incurred a Severance from Employment may request an in-service withdrawal.

7.2   Rollover Contribution Account and After-Tax Contribution Account
      Withdrawals

      A Participant may, in accordance with applicable administrative procedures, request a withdrawal of all or any portion of his Rollover Contribution Account and/or his After-Tax Contribution Account at any time. The Participant may make only two withdrawals from his After-Tax Contribution Account and two withdrawals from his Rollover Contribution Account in any Plan Year.

7.3   Age 59 1/2 Withdrawals

      A Participant who has attained age 59 1/2 may, in accordance with applicable administrative procedures, request a withdrawal of all or any portion of his

Ingram Micro Inc.                                                  Article VII-1
401(k) Investment Savings Plan
      vested Account each quarter. A withdrawal pursuant to this Section 7.3 shall not affect the Participant's continued participation in the Plan.

7.4   Hardship Withdrawals

(a) A Participant who has suffered a Hardship may request a withdrawal of all or any portion of the value of his Before-Tax Contribution Account (excluding all earnings comprising part of such Account that were credited after 1988), his Catch-Up Contribution Account and his vested Matching Contribution Account. For purposes of this Section 7.4, Hardship means an immediate and heavy financial need, as determined by the Administrator on a uniform and nondiscriminatory basis, that arises on account of (a) expenses for (or necessary to obtain) medical care that would be deductible under Section 213(d) of the Code (determined without regard to whether the expenses exceed 7.5% of adjusted gross income), (b) the purchase (excluding mortgage payments) of a principal residence for the Participant, (c) tuition expenses for the next twelve (12) month period of post-secondary education for the Participant, his Spouse, or any dependents of the Participant (as defined in Section 152 of the Code but without regard to Section 152(d)(1)(B) of the Code)), (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, (e) any other immediate and heavy financial need that the Administrator, in its sole discretion, determines qualifies as a Hardship, and effective for Hardships incurred on or after January 1, 2006, (f) burial or funeral expenses for the Participant's deceased parent, spouse, children or dependents (as defined in Section 152 of the Code but without regard to Section 152(d)(1)(B) of the Code), or (g) the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceeds 10% of adjusted gross income). A Participant may make two Hardship withdrawals in each calendar year.

Ingram Micro Inc.                                                  Article VII-2
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

(b) Before requesting a withdrawal pursuant to this Section 7.4, a Participant must first obtain all distributions, other than hardship distributions, and all nontaxable loans currently available to him under all qualified plans maintained by the Employer.

(c) The amount of any Hardship withdrawal shall not exceed the amount required to meet the immediate and heavy financial need created by the hardship, including the amount necessary to pay any income taxes and related penalties resulting from the distribution. The determination of the existence of the financial need and the amount necessary to meet that need shall be made by the Administrator in accordance with objective standards on a uniform and nondiscriminatory basis.

(d)   A Participant who obtains a Hardship withdrawal pursuant to this Section
      7.4 shall be prohibited from making Before-Tax, After-Tax and Catch-Up Contributions to the Plan and to all other plans maintained by the Employer for six (6) months from the date of the withdrawal.

(e) Any Hardship withdrawal made pursuant to this Section 7.4 shall be taken to the extent available, prorata from the Investment Funds in which the following are invested in this order: vested Matching Contribution Account, Before-Tax Contribution Account and Catch-up Contribution Account. All Hardship withdrawal payments shall be made in a lump sum in cash as soon as practicable after the Administrator makes its determination.

7.5   Loans to Participants

(a)   Loans

      The Administrator or its delegate may, in accordance with a uniform and nondiscriminatory policy, direct the Trustee to loan a Participant amounts from

Ingram Micro Inc.                                                  Article VII-3
401(k) Investment Savings Plan
      the vested portion of his Accounts. All loans shall be in accordance with the terms, conditions, requirements and limitations specified in this
      Section 7.5 and any separate written document adopted by the Administrator and forming part of the Plan. It is intended that all loans made to Participants under this Section 7.5 shall meet the requirements of Section 72(p) of the Code.

(b)   Loan Administration

      The loan provision of the Plan shall be administered on a uniform and nondiscriminatory basis in accordance with terms and conditions established by the Administrator. The Administrator is authorized to delegate to the Trustee the authority to review loan requests, execute loan agreements and collect loan payments.

      In administering the loan provisions of this Section 7.5, the Administrator or its delegate shall:

      (1) adopt such rules and regulations as it deems necessary for the proper and efficient administration of loans, including, but not limited to, appropriate adjustments in the accounting provisions of the Plan as it deems necessary and advisable to facilitate and account for loans;

      (2) establish standards that shall be used to determine if a loan request should be approved;

      (3) determine how the interest rate to be charged on outstanding loans is to be calculated and when the rate to be charged for new loans is to be changed;

      (4)   determine, from time to time, the minimum loan amount;

Ingram Micro Inc.                                                  Article VII-4
401(k) Investment Savings Plan

      (5) employ agents, attorneys, accountants, and other persons to administer the loan provision and to collect outstanding loans; and

      (6) take all other actions necessary or advisable to carry out the provisions of this Section 7.5.

(c)   Loan Eligibility

      Any Participant who is either (1) an Employee paid on the payroll system of the Employer or (2) a former Employee who is a party in interest as defined in Section 3(14) of ERISA with respect to the Plan may request a loan subject to the terms, conditions and limitations prescribed in this
      Section 7.5.

(d)   Loan Request

      Each loan request must be made in accordance with procedures prescribed by the Administrator.

(e)   Term of Loan and Payment

      Each loan shall be evidenced by a legally enforceable agreement in a form approved by the Administrator and shall provide for payment of principal and interest based on substantially level amortization payments. All loans shall be subject to a specific repayment schedule with payments to be made not less frequently than quarterly over the term of the loan. The period of repayment for any home loan within the meaning of Section 72(p)(2)(B)(ii) shall not exceed one hundred and twenty (120) months. The period of repayment for all other loans shall in no event exceed sixty
      (60) months.

      A loan to a Participant shall be secured by the Participant's Account. Except in the case of Participants described in Section 7.5(c)(2), loan payments shall

Ingram Micro Inc.                                                  Article VII-5
401(k) Investment Savings Plan
      be required to be made through payroll deductions, and each Participant shall be required to execute an irrevocable authorization directing the Employer to deduct the loan payments from the Participant's wages or salary, which amounts shall be transmitted to the Trustee and applied against the outstanding loan balance. Participants may prepay the entire amount of the remaining unpaid principal balance (and all remaining interest due thereon) at any time without penalty. Loan payments in the case of Participants described in Section 7.5(c)(2) shall be made in a manner approved by the Administrator.

(f)   Maximum Loan

      Loans to a Participant (when added to the outstanding balance of all other loans from the Plan and any other qualified plan maintained by the Employer) shall not be in an amount that exceeds the lesser of:

      (1) $50,000, reduced by the excess (if any) of the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which such loan is made, over the outstanding balance of other loans from the Plan on the date the new loan is made, or

      (2) fifty percent (50%) of the vested portion of the Participant's Account reduced by the then outstanding balance of any other loans that the Participant received from the Plan.

(g)   Interest

      Each loan shall bear interest at a rate to be fixed by the Administrator and, in determining the interest rate, the Administrator shall take into consideration interest rates currently being charged by commercial lending institutions.

Ingram Micro Inc.                                                  Article VII-6
401(k) Investment Savings Plan

      Interest rates shall be fixed for the terms of the loan at the time the loan is made, and the Administrator shall determine periodically the interest rate to be charged on new loans.

(h)   Failure to Repay Loans

      The Administrator shall establish uniform rules to apply where a Participant fails to repay any portion of a loan made to him and accrued interest thereon in accordance with the terms of the loan, or where any portion of a loan and accrued interest thereon remains unpaid on a Participant's Severance from Employment. Such rules shall not be inconsistent with Section 72(p) of the Code and Regulations thereunder. Loan repayments with respect to qualified military service will be suspended as permitted under Section 414(u)(4) of the Code.

      Notwithstanding the foregoing provisions of this Section 7.5(h), if a Participant loan remains unpaid at the time that a distribution is due the Participant (or his Beneficiary) under the Plan, the Administrator shall reduce the amount otherwise distributable to the Participant or Beneficiary by the unpaid balance of principal and accrued interest on the Participant's loan and distribute (in kind) the promissory note or other agreement evidencing such loan in full or partial satisfaction of the obligation to distribute the Participant's vested Account.

      The requirement that loan repayments be made on an amortized basis, not less frequently than quarterly, may be suspended for up to one year while a Participant is on a leave of absence approved by the Employer, either without pay or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the Participant loan. A suspension of regularly scheduled loan payments shall not in any event extend the due date of the

Ingram Micro Inc.                                                  Article VII-7
401(k) Investment Savings Plan

      Participant loan beyond the due date in effect immediately prior to the leave of absence (or an accelerated due date in the case of the Participant's termination of employment) and the installments due after the leave of absence ends (or, if earlier, after the first year of the leave of absence) must not be less than the installments required under the terms of the original loan.

      A default in repayment of a Participant loan shall occur when a Participant fails to make any payment when due under the terms of a Participant loan. Notwithstanding the above, the Administrator may establish a grace period, during which Participants may make past due payments without incurring a default. If a grace period is established, it shall in no event continue beyond the last day of the calendar quarter following the calendar quarter in which the required payment was initially due from the Participant. Such grace period, if any, shall be applied in a uniform and nondiscriminatory manner, taking into account commercially reasonable factors concerning whether (or to what extent) a grace period should be allowed based on all of the facts and circumstances of the particular case.

      Upon the occurrence of a default, as described above, there shall be a deemed distribution to the Participant equal to the entire outstanding balance of the Participant loan at the time of such default.

(i)   Directed Investment

      Any loan to a Participant under this Section 7.5 shall be made pro rata from the Investment Funds in which the Participant's individual Account is invested, shall be charged against said Account and shall be treated as a segregated investment of the Participant's Account. Any loan to a Participant who is subject to Rule 16b-3 of the Securities and Exchange Commission or who is designated by the Employer as a window group person shall be made pro-rata from the Investment Funds in which the Participant's individual Account is

Ingram Micro Inc.                                                  Article VII-8
401(k) Investment Savings Plan
      invested other than the Ingram Micro Stock Fund. Any principal and interest paid on the loan shall be paid in accordance with the Participant's investment elections in effect at the time of the loan repayment. Loan repayments shall be applied first to satisfy accrued loan interest and the remainder shall be applied to principal. If and to the extent required by the Sarbanes-Oxley Act or other applicable law, loans shall not be made to officers of the Employer or other prohibited classifications of Participants.

Ingram Micro Inc.                                                  Article VII-9
401(k) Investment Savings Plan

                                  ARTICLE VIII
                  DISTRIBUTIONS UPON SEVERANCE FROM EMPLOYMENT

8.1   Eligibility for Distribution

      A Participant's vested Account balance shall become payable upon Severance from Employment for any reason including death or Disability.

8.2   Forms of Payment

      Benefits shall be payable in a single lump sum payment. The Participant or Beneficiary may elect to receive distributions from the Ingram Micro Stock Fund in cash or in kind. Fractional shares must be settled in cash.

8.3   Timing of Payment

      Benefits that become payable in accordance with Section 8.1 shall be distributed as soon as administratively feasible after the Participant or the Beneficiary, as the case may be, elects, in accordance with procedures established by the Administrator, to receive a distribution. If the vested value of the Participant's Account is more than $5,000 at the time benefits become distributable in accordance with Section 8.1, the Participant must consent to the distribution. Such consent must be obtained within the ninety (90) day period ending on the date the Participant elects to receive a distribution. If the vested value of the Participant's Account is $5,000 or less at the time benefits become distributable in accordance with Section 8.1, the Participant or Beneficiary, as the case may be, shall be required to receive a distribution as soon as administratively practicable of the balance payable in a single lump sum payment. Effective for benefits that become payable on or after March 28, 2005, if the vested value of the Participant's Account is $5,000 or

Ingram Micro Inc.                                                 Article VIII-1
401(k) Investment Savings Plan
      less but greater than $1,000 at the time benefits become distributable in accordance with Section 8.1 and the Participant does not elect to have such distribution paid in the manner described in Section 8.2 or 8.7, the Employer will pay the distribution in a direct rollover to an individual retirement plan designated by the Employer. The vested value of the Participant's Account for this purpose shall be determined with regard to that portion of the Account that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), and 457(e)(16) of the Code.

8.4   Minimum Distribution Requirements

      The requirements of this Section 8.4 shall take precedence over any inconsistent provisions of the Plan. All distributions required under this
      Section 8.4 shall be determined and made in accordance with the Regulations under Section 401(a)(9) of the Code.

(a)   Time and Manner of Distribution

      (1) The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's 'Required Beginning Date'. The Required Beginning Date, for purposes of this Section 8.4, means April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the calendar year in which the Participant retires. A Participant who is a five percent (5%) owner as defined in Section 416 of the Code with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall have his Required Beginning Date determined pursuant to (i) above.

Ingram Micro Inc.                                                 Article VIII-2
401(k) Investment Savings Plan

      (2) If the Participant dies before distributions begin, the Participant's entire interest will be distributed in a single lump sum payment no later than December 31st of the calendar year containing the fifth anniversary of the Participant's death.

(b)   Required Minimum Distributions During Participant's Lifetime

      (1) During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

            (i) the quotient obtained by dividing the Participant's account balance (as defined below in Section 8.4(d)(3)) by the distribution period in the Uniform Lifetime Table set forth in
                  Section 1.401(a)(9)-9 of the Regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

            (ii) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

      (2) Required minimum distributions will be determined under this Section 8.4(b) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

Ingram Micro Inc.                                                 Article VIII-3
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

(c)   Required Minimum Distributions After Participant's Death

      (1) If the Participant dies on or after the date distributions begin, the Participant's entire remaining interest will be distributed in a single lump sum payment no later than December 31st of the calendar year immediately following the calendar year in which the Participant died.

      (2) If the Participant dies before the date distributions begin, the Participant's entire interest will be distributed in a single lump sum payment no later than December 31st of the calendar year containing the fifth anniversary of the Participant's death.

(d)   Definitions

      The following definitions apply for purposes of this Section 8.4:

      (1) Designated Beneficiary: The individual who is designated as the beneficiary under Section 2.2(b) of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401
            (a)(9)-1, Q&A-4, of the Regulations.

      (2) Distribution Calendar Year: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 8.4(a)(2). The required minimum distribution for the Participant's first distribution calendar year will be made on or before

Ingram Micro Inc.                                                 Article VIII-4
401(k) Investment Savings Plan
            the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31st of that distribution calendar year.

      (3) Participant's account balance: The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

Ingram Micro Inc.                                                 Article VIII-5
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

8.5   Special Timing Rules

      Unless a Participant elects otherwise, his vested Account shall be distributed to him no later than sixty (60) days after the close of the Plan Year in which occurs the latest of his Normal Retirement Age (or age 65, if earlier), the tenth (10th) anniversary of the year in which he commenced participation in the Plan or the date of his Severance from Employment. A Participant must, however, file a claim for benefits before benefits will be distributed to him in accordance with this Section 8.5. The failure of a Participant to consent to a distribution while his benefit is immediately distributable within the meaning of Section 411
      (a)(11) of the Code shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section 8.5.

8.6   Proof of Death

      The Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Accounts of a deceased Participant as the Administrator may deem proper, and its determination of death and of the right of that Beneficiary or other person to receive payment shall be conclusive.

8.7   Direct Rollovers

(a)   In General

      Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 8.7, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any

Ingram Micro Inc.                                                 Article VIII-6
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

      portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b)   Eligible Rollover Distribution

      An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (no less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; except as otherwise provided below, the portion of any distribution that is not includible in gross income; and, any hardship distribution described in
      Section 401 (k)(2)(B)(i)(IV). A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 401 (a) or
      (b) of the Code, or to a defined contribution plan described in Section 401 (a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not includible.

(c)   Eligible Retirement Plan

      An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the

Ingram Micro Inc.                                                 Article VIII-7
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

      Code, an annuity contract described in Section 403(b) of the Code, an eligible plan under Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state and which agrees to separately account for amounts transferred into such plan for the Plan or a qualified trust described in Section 401 (a) of the Code, that accepts the Distributee's Eligible Rollover Distribution.

(d)   Distributee

      A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

(e)   Direct Rollover

      A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

(f)   Waiver of Thirty (30) Day Notice

      If a distribution is not subject to Sections 401(a)(11) and 417 of the Code, the distribution may be made less than thirty (30) days after the notice required by Reg. Sec. 1.411(a)-11(c) is given provided:

      (1) the Administrator clearly informs the Participant that the Participant has the right to a period of at least thirty (30) days after receiving the notice to consider the decision whether or not to elect a distribution (and, if

Ingram Micro Inc.                                                 Article VIII-8
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

            applicable, a particular distribution option); and

      (2) the Participant, after receiving the notice, affirmatively, elects to receive a distribution.

Ingram Micro Inc.                                                 Article VIII-9
401(k) Investment Savings Plan

                                   ARTICLE IX
                              TOP HEAVY PROVISIONS

9.1   When Applicable

      If the Plan is determined to be "Top Heavy" for any Plan Year, the provisions of this Article shall supersede any conflicting provisions of the Plan.

9.2   Top Heavy Determination

(a) The Plan shall be Top Heavy with respect to any Plan Year in which, as of the "Determination Date", the ratio of the present value of accrued benefits under all defined benefit plans in the "Aggregation Group" for "Key Employees" plus all Account balances attributable to Employer and Employee contributions (except as otherwise noted below) under the Plan and all other defined contribution plans in the Aggregation Group, exceeds sixty percent (60%) of such present value of accrued benefits and such Account balances for all Key Employees and Non-Key Employees under all plans in the Aggregation Group. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under
      Section 416(g)(2) of the Code during the one (1) year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution for a reason other than separation from service, death or disability, this provision shall be applied by substituting a five (5) year period for the one (1) year period. The accrued benefits and accounts of any individual who has not performed services for the Employer during the one (1) year period ending on the determination date

Ingram Micro Inc.                                                   Article IX-1
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

      shall not be taken into account. The accrued benefits and account balances of any individual who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. In any event, the calculation of the Top Heavy ratio and the extent to which distributions, tax deductible qualified employee contributions, rollovers and transfers are taken into account shall be in accordance with Section 416 of the Code and the Regulations thereunder. When aggregating plans, accrued benefits and account balances under other plans will be calculated as of determination dates that are within the same calendar year.

(b) In determining the cumulative accrued benefits under a defined benefit plan for purposes of this Section 9.2, the actuarial assumptions specified by the defined benefit plan for this purpose shall be utilized. If differing actuarial assumptions are specified for two or more defined benefit plans, the actuarial assumptions for the defined benefit plan including the largest number of employees in the first year any defined benefit plan is included within the Aggregation Group shall be utilized. Solely for the purpose of determining if the Plan or any other plan in a required aggregation group of which the Plan is a part is a Top Heavy Plan, the accrued benefit of an Employee other than a Key Employee shall be determined (1) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of
      Section 411(b)(1)(C) of the Code.

(c) The term Top Heavy shall not include a plan which consists solely of (1) a cash or deferred arrangement which meets the requirements of Section 401(k)(12) and (2) matching contributions with respect to which the requirements of Section 401(m)(11) are met. If, but for the foregoing, a plan would be treated as a Top Heavy plan because it is a member of an

Ingram Micro Inc.                                                   Article IX-2
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

      aggregation group which is a Top Heavy group, contributions under the plan may be taken into account in determining whether any other plan in the group meets the requirements of Section 416(c)(2) of the Code.

9.3   Minimum Contribution

      For each year that the Plan is Top Heavy the Employer shall contribute to the Plan and allocate to the Matching Contribution Account of each Participant who is a Non-Key Employee (including such an individual who is eligible to participate but has not elected to do so in accordance with
      Article II) an amount that is not less in total than the lesser of three percent (3%) of the Non-Key Employee's Compensation for the Plan Year or the greatest amount (expressed as a percentage of Compensation) allocated to the Account of any Key Employee for that year. Compensation for purposes of this Article IX shall mean compensation within the meaning of
      Section 415(c)(3) of the Code as defined in Section 3.11. This minimum allocation shall be made even though, under other Plan provisions, the Eligible Employee would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the year because of (a) his failure to be employed on a specified date such as the last day of the Plan Year, (b) his failure to make mandatory contributions, if any, to the Plan, or (c) his Compensation being less than a stated amount. This requirement shall not apply to the extent the Participant is covered under any other plan or plans of the Employer and such Employer has provided that the minimum benefit or minimum allocation requirements applicable to Top Heavy Plans will be satisfied in the other plan or plans.

      Matching Contributions described in Article III shall be taken into account for purposes of satisfying the minimum allocation requirements of
      Section 416(c)(2) of the Code and the Plan. Matching Contributions that are used to satisfy the minimum allocation requirements shall be treated as Matching

Ingram Micro Inc.                                                   Article IX-3
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      Contributions of purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

9.4   Vesting Rules

      For any Plan Year in which the Plan is Top-Heavy, the vesting provisions of Article VI will continue to apply.

9.5   Dual Plan Special Limitations

      If a Key Employee participates in both the Plan and a defined benefit plan maintained by the Employer, then for all years that the Plan and the defined benefit plan are Top Heavy and the Top Heavy ratio referred to in
      Section 9.6(b) does not exceed ninety percent (90%), the minimum benefit described in Section 416(h)(2)(A) of the Code shall be provided under the defined benefit plan for each Non-Key Employee.

9.6   Aggregation Groups

(a) A Required Aggregation Group is defined as (1) each qualified plan of the Employer in which at least one Key Employee participates or participated during the Determination Period (regardless of whether the plan has terminated) and (2) any other qualified plan of the Employer which enables a plan described in (1)to meet the requirements of Section 401(a)(4) or 410(b) of the Code. The Determination Period, for this purpose, is the Plan Year containing the Determination Date or any of the four preceding Plan Years. A Permissive Aggregation Group is defined as a Required Aggregation Group plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Section 401(a)(4) and 410(b) of the Code.

Ingram Micro inc.                                                   Article IX-4
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

(b) Each plan of the Employer required to be included in an Aggregation Group shall be treated as a Top Heavy Plan if such group is a Top Heavy group. A required aggregation will be considered a Top Heavy group if the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such group exceed sixty percent (60%) of a similar sum determined for all Employees.

9.7   Key Employee Defined

(a) A Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having annual compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable Regulations of general applicability issued thereunder.

(b)   A Non-Key Employee is an Employee who is not a Key Employee.

9.8   Determination Date

      Determination Date means with respect to the initial Plan Year, the last day of the first Plan Year and, for each other Plan Year, the last day of the preceding Plan Year.

Ingram Micro Inc.                                                   Article IX-5
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
                                    ARTICLE X
                             ADMINISTRATION OF PLAN

10.1  Records and Notices

      The Administrator shall keep a record of all its proceedings and acts with respect to its administration of the Plan and shall maintain all such books of accounts, records and other data as may be necessary for the proper administration of the Plan. The Administrator shall have the discretionary authority to interpret the provisions of the Plan and Trust Agreement. The Administrator shall notify the Trustees of any action taken by the Administrator affecting the Trustees and its obligations or rights regarding the Plan and, when required, shall notify any other interested person or persons.

10.2  Powers and Duties

      The Administrator has the following powers and duties:

(a) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Account and the nonforfeitable percentage of each Participant's Account;

(b) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

(c) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

Ingram Micro Inc.                                                 Article X-1
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(d)   To direct the Trustee as respects the crediting and distribution of the
      Trust Fund;

(e) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

(f) To furnish the Employer with information which the Employer may require for tax or other purposes;

(g) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

(h)   To engage the services of an Investment Manager or Managers, as defined in
      Section 11.3, each of whom will have power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

(i) To establish, in its sole discretion, a nondiscriminatory policy which the Trustee must observe in making loans, if any, to Participants and Beneficiaries; and

(j) To delegate administrative authority to a committee of individuals and to establish rules of procedure for such committee, including rules regarding how such committee is to act, the vote required for action by the committee and other procedures for the operation of the committee as deemed appropriate by the Administrator.

      All rules, procedures and decisions of the Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. Such rules, procedures and decisions so made shall be conclusive and binding on all

Ingram Micro Inc.                                               Article X-2
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      persons having an interest in the Plan. The Administrator shall be a named fiduciary as defined in ERISA Sec. 402(a)(2).

      The Administrator and any representative that the Administrator chooses to assist it to carry out its responsibilities under the Plan shall have the maximum discretionary authority permitted by the law to interpret, construe and administer the Plan, to make determinations regarding Plan participation, enrollment and eligibility for benefits, to evaluate and determine the validity of benefit claims, and to resolve any and all claims and disputes regarding the rights and entitlements of individuals to participate in the Plan and to receive benefits and payments pursuant to the Plan. The decisions of the Administrator and its representatives shall be given the maximum deference permitted by law.

10.3  Compensation and Expenses

      The Administrator shall serve without compensation for its services hereunder. All expenses of the Administrator may be paid by the Trust Fund unless paid by the Employer. The Employer shall furnish the Administrator with such clerical and other assistance as is necessary in the performance of its duties and any expense incurred in connection therewith may be paid by the Employer or out of the Trust Fund. The reasonable expenses of administering the Plan may be advanced by the Employer, and then reimbursed to the Employer by the Trust.

10.4  Bonding of Fiduciaries

      The Administrator shall be responsible for seeing that every fiduciary of the Plan and Trust and every person who handles Trust assets shall be covered by a fidelity bond or similar policy of insurance to the extent required by

Ingram Micro Inc.                                              Article X-3
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

      Section 412 of ERISA. The cost of such coverage shall be paid by the Trustee out of Trust assets, upon direction of the Administrator, if the cost thereof shall not be timely paid by the Employer.

10.5  Standard of Conduct

      The Administrator and any other person to whom any fiduciary responsibility with respect to the Plan or Trust is allocated or delegated shall discharge his duties and responsibilities with respect to the Plan or Trust in accordance with the standards set forth in Section 404(a)(1) of ERISA, which provides, subject to the Sections 403(c) and (d), 4042, and 4044 of ERISA, that a fiduciary shall discharge his duties with respect to a plan solely in the interest of the participants and beneficiaries and

      (a)   For the exclusive purpose of

            (i)   providing benefits to participants and their beneficiaries;
                  and

            (ii)  defraying reasonable expenses of administering the plan;

      (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

      (c) By diversifying the investments of the plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

      (d) In accordance with the documents and instruments governing the plan insofar as such documents and instruments are consistent with the provisions of this title.

Ingram Micro Inc.                                               Article X-4
401(k) Investment Savings Plan

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10.6  Claims Procedure

(a)   Definitions

      For purposes of this Section 10.6, the following words or phrases in quotes when capitalized will have the meaning set forth below:

      (1) "Adverse Benefit Determination" means a denial, reduction or the termination of, or a failure to provide or make payment (in whole or in part) with respect to a Claim for a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of a Participant's or Beneficiary's eligibility to participate in the Plan.

      (2) "Claim" means a request for a benefit or eligibility to participate in the Plan, made by a Claimant in accordance with the Plan's procedures for filing Claims, as described in this Section 10.6.

      (3)   "Claimant" is defined in Section 10.6(b)(2).

      (4) "Claims Administrator" means the party designated by the Administrator to review Claims.

      (5) "Notice" or "Notification" means the delivery or furnishing of information to an individual in a manner that satisfies applicable Department of Labor regulations with respect to material required to be furnished or made available to an individual.

      (6) "Relevant Documents" include documents, records or other information with respect to a Claim that:

 Ingram Micro Inc.                                               Article X-5
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

            (i) were relied upon by the Claims Administrator in making the benefit determination;

            (ii) were submitted to, considered by or generated for, the Claims Administrator in the course of making the benefit determination, without regard to whether such documents, records or other information were relied upon by the Claims Administrator in making the benefit determination;

            (iii) demonstrate compliance with administrative processes and safeguards required in making the benefit determination; or

            (iv) constitute a statement of policy or guidance with respect to the Plan concerning the denied benefit for the Participant's circumstances, without regard to whether such advice was relied upon by the Claims Administrator in making the benefit determination.

(b)   Procedure for Filing a Claim

      In order for a communication from a Claimant to constitute a valid Claim, it must satisfy the following paragraphs (1) and (2) of this paragraph
      (b).

      (1) Any Claim submitted by a Claimant must be in writing on the appropriate Claim form (or in such other manner acceptable to the Claims Administrator) and delivered, along with any supporting comments, documents, records and other information, to the Claims Administrator in person, or by mail postage paid, to the address for the Claims Administrator provided in the Summary

Ingram Micro Inc.                                               Article X-6
401(k) Investment Savings Plan

            Plan  Description.

      (2) Claims and appeals of denied Claims may be pursued by a Participant or an authorized representative of the Participant (each of whom will be referred to in this section as a "Claimant"). However, the Claims Administrator may establish reasonable procedures for determining whether an individual has been authorized to act on behalf of a Participant.

(c)   Initial Claim Review

      The initial Claim review will be conducted by the Claims Administrator, with or without the presence of the Claimant, as determined by the Claims Administrator in its discretion. The Claims Administrator will consider the applicable terms and provisions of the Plan and amendments to the Plan, information and evidence that is presented by the Claimant and any other information it deems relevant. In reviewing the Claim, the Claims Administrator will also consider and be consistent with prior determinations of Claims from other Claimants who were similarly situated and which have been processed through the Plan's claims and appeals procedures within the past twenty-four (24) months.

(d)   Initial Benefit Determination

      (1) The Claims Administrator will notify the Claimant of the Claim Administrator's determination within a reasonable period of time, but in any event (except as described in paragraph (2) below) within ninety (90) days after receipt of the Claim by the Claims Administrator.

      (2) The Claims Administrator may extend the period for making the benefit determination by ninety (90) days if it determines that such

 Ingram Micro Inc.                                              Article X-7
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

            an extension is necessary due to matters beyond the control of the Plan and if it notifies the Claimant, prior to the expiration of the initial ninety (90) day period, of circumstances requiring the extension of time and the date by which the Claims Administrator expects to render a decision.

(e)   Manner and Content of Notification of Adverse Benefit Determination

      (1) The Claims Administrator will provide a Claimant with written or electronic Notice of any Adverse Benefit Determination, in accordance with applicable Department of Labor regulations.

      (2) The Notification will set forth in a manner calculated to be understood by the Claimant:

            (i) The specific reason or reasons for the Adverse Benefit Determination;

            (ii) Reference to the specific provision(s) of the Plan on which the determination is based;

            (iii) Description of any additional material or information necessary for the Claimant to perfect the Claim and an explanation of why such material or information is necessary; and

Ingram Micro Inc.                                            Article X-8
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

            (iv) A description of the Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an Adverse Benefit Determination on review.

(f)   Procedure for Filing a Review of an Adverse Benefit Determination

      (1) Any appeal of an Adverse Benefit Determination by a Claimant must be brought to the Claims Administrator within sixty (60) days after receipt of the Notice of the Adverse Benefit Determination. Failure to appeal within such sixty (60) day period will be deemed to be a failure to exhaust all administrative remedies under the Plan. The appeal must be in writing utilizing the appropriate form provided by the Claims Administrator (or in such other manner acceptable to the Claims Administrator); provided, however, that if the Claims Administrator does not provide the appropriate form, no particular form is required to be utilized by the Participant. The appeal must be filed with the Claims Administrator at the address listed in the Summary Plan Description.

      (2) A Claimant will have the opportunity to submit written comments, documents, records and other information relating to the Claim.

(g)   Review Procedures for Adverse Benefit Determinations

      (1) The Claims Administrator will provide a review that takes into account all comments, documents, records and other information submitted by the Claimant without regard to whether such information was submitted or considered in the initial benefit determination.

 Ingram Micro Inc.                                           Article X-9
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      (2)   The review procedure may not require more than two levels of appeals of an Adverse Benefit Determination.

(h)   Timing and Notification of Benefit Determination on Review

      The Claims Administrator will notify the Claimant within a reasonable period of time, but in any event within sixty (60) days after the Claimant's request for review, unless the Claims Administrator determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination. If the Claims Administrator determines that an extension is required, written Notice will be furnished to the Claimant prior to the end of the initial sixty (60) day period indicating the special circumstances requiring an extension of time and the date by which the Claims Administrator expects to render the determination on review, which in any event will be within sixty (60) days from the end of the initial sixty (60) day period. If such an extension is necessary due to a failure of the Claimant to submit the information necessary to decide the Claim, the period in which the Claims Administrator is required to make a decision will be tolled from the date on which the notification is sent to the Claimant until the Claimant adequately responds to the request for additional information.

(i)   Manner and Content of Notification of Benefit Determination on Review

      (1) The Claims Administrator will provide a written or electronic Notice of the Plan's benefit determination on review, in accordance with applicable Department of Labor regulations.

 Ingram Micro Inc.                                           Article X-10
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      (2)   The Notification will set forth:

            (i) The specific reason or reasons for the Adverse Benefit Determination;

            (ii) Reference to the specific provision(s) of the Plan on which the determination is based;

            (iii) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all Relevant Documents; and

            (iv) A statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an Adverse Benefit Determination of review.

(j)   Collectively Bargained Benefits

      (1) Where benefits are provided pursuant to a collective bargaining agreement and such collective bargaining agreement maintains or incorporates by specific reference: (i) provisions concerning the filing of a Claim for a benefit and the initial disposition of a Claim; and (ii) a grievance and arbitration procedure to which Adverse Benefit Determinations are subject, then Section 10.6(c) through and including Section 10.6(i) will not apply to such Claim.

Ingram Micro Inc.                                             Article X-11
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

      (2) Where benefits are provided pursuant to a collective bargaining agreement and such collective bargaining agreement maintains or incorporates by specific reference a grievance and arbitration procedure to which Adverse Benefit Determinations are subject, then Sections 10.6(f) through and including Section 10.6(i) will not apply to such Claim.

(k)   Exhaustion of Administrative Remedies

      The claims procedures set forth in this Section 10.6 shall be strictly adhered to by each Participant or Beneficiary under the Plan and no judicial or arbitration proceedings with respect to any claim for Plan benefits hereunder shall be commenced by any such Participant or Beneficiary until the proceedings set forth herein have been exhausted in full.

(l)   Statute of Limitations

      No cause of action may be brought by a claimant who has received an Adverse Benefit Determination later than two (2) years following the date of such Adverse Benefit Determination.

Ingram Micro Inc.                                              Article X-12
401(k) Investment Savings Plan

                                   ARTICLE XI
                               MANAGEMENT OF FUNDS

11.1  Appointment of Trustees

      Subject to the provisions of Section 11.4, the Company shall appoint one or more Trustees to receive and hold in trust all contributions paid into the Trust Fund. Such Trustee or Trustees shall serve at the pleasure of the Board of Directors and shall have such rights, powers and duties as the Board of Directors shall from time to time determine including but not limited to those stated below.

11.2  Investment of Trust Fund by Trustees

      All contributions made to the Trust Fund pursuant to the Plan shall be paid to the Trustees and, except as herein otherwise provided, shall be held, invested and reinvested by the Trustees without distinction between principal and income in such securities or such other property, real or personal, wherever situated, as the Trustees shall deem advisable, including, but not limited to, shares of stock, common or preferred, whether or not listed on any exchange, participations in mutual investment funds, bonds and mortgages, and other evidences of indebtedness or ownership, or in loans to Participants (consistent with other provisions hereof), and participations in any common trust fund established or maintained by the Trustees for the collective investment of fiduciary funds and shall not be limited by any state statute or judicial decision prescribing or limiting investments appropriate for trustees. The Trustees shall hold and retain all the property and assets of the Trust Fund including income from investments and from all other sources, for the exclusive benefit of the Participants and their Beneficiaries, as provided herein, and for paying the costs and expenses of administering the Plan or

Ingram Micro Inc.                                                   Article XI-1
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

      Trust Fund, to the extent that the same are not paid by any Employer. Reasonable expenses attendant to qualified domestic relations order determinations shall be allocated to the Account of the Participant or Beneficiary seeking the determination.

11.3  Investment of Trust Fund by Investment Manager

      The Company may enter into one or more agreements for the appointment of one or more Investment Managers to supervise and direct all the investment and reinvestment of a portion or all of the Trust Fund in accordance with the provisions of the Plan in the same manner and with the same powers, duties, obligations, responsibilities and limitations as apply to the Trustees. As a condition to its appointment, an Investment Manager shall acknowledge in writing that it is a fiduciary with respect to the Trust Fund. An Investment Manager so appointed shall be an investment advisor registered under the Investment Advisors Act of 1940, a bank as defined in such Act or an insurance company that is qualified to manage the assets of employee benefit plans pursuant to the laws of more than one state. The Trustees shall be bound by the supervision and direction of the Investment Manager, unless and until the Company amends or revokes the appointment or authority of the Investment Manager.

      The Company may furnish an Investment Manager with written investment guidelines for investment of the Trust Fund assets, which guidelines may include directions with respect to diversification of the investments. Any Investment Manager shall receive such reasonable compensation chargeable against the Trust Fund or payable by each Employer as shall be agreed upon by the Company. The Company may revoke any agreement with the Investment Manager at any time by thirty (30) days' written notice to the Investment Manager. Any Investment Manager may resign by thirty (30) days' written notice to the Company.

Ingram Micro Inc.                                                   Article XI-2
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11.4  Exclusive Benefit Rule

      Except as otherwise provided in the Plan, no part of the corpus or income of the assets of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan. No person shall have any interest in or right to any part of the earnings of the assets of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

Ingram Micro Inc.                                                   Article XI-3
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

                                   ARTICLE XII
                     AMENDMENT, MERGER, TERMINATION OF PLAN

12.1  Amendment of Plan

      Subject to the provisions of Section 11.4, the Company (for the Company and for all other Employers) shall have the right at any time to amend the Plan, and retroactively if deemed necessary or appropriate, except that no such amendment shall make it possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan. No amendment shall be made which has the effect of decreasing the balance of the Accounts of any Participant or of reducing the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.

      If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change.

      The Company reserves the right to amend the Plan, at any time and from time to time, in whole or in part, including without limitation, retroactive amendments necessary or advisable to qualify the Plan and the Trust under the provisions of Section 401(a) of the Code by action of its Board of Directors. Notwithstanding the above, the Plan may be amended to comply

Ingram Micro Inc.                                                  Article XII-1
401(k) Investment Savings Plan
      with technical legal requirements of ERISA or the Code or for any other reason that does not result in a material increase in cost to the Employer by a written instrument that is executed by an officer of the Company or a member or the Plan Committee.

      Such amendments shall be as set forth in an instrument in writing executed by an offer of the Company if adopted by the Company, or by a designated member of the Plan committee if adopted by the Plan committee. Any amendment may be current, retroactive or prospective, in each case as provided therein.

12.2  Merger or Consolidation

      The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

12.3  Additional Participating Employers

(a) If any company is or becomes a subsidiary of or associated with the Company, the Company may include any employees of that subsidiary or associated company in the participation of the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of an Employer as the result of merger or consolidation or acquisition of all or part of the assets or business of another company or for purposes of a specific assignment at a specific location, the Company shall

Ingram Micro Inc.                                                  Article XII-2
401(k) Investment Savings Plan
      determine to what extent, if any, previous service with the subsidiary, associated or other company or at the specific location shall be recognized under the Plan, but subject to the continued qualification and tax-exempt status of the Plan and trust, respectively, under the Code.

(b) Any Employer may terminate its participation in and withdraw from the Plan upon appropriate action by its board of directors. In that event, the assets of the Plan held on account of Participants in the employ of that Employer, and any unpaid balances of the Accounts of all Participants who have separated from the employ of that Employer, shall be determined by the Administrator. Those funds shall be distributed as provided in Section
      12.4 if the Plan should be terminated with respect to the Employer, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Administrator, continuing the Plan as a separate plan for the Employees of that Employer under which the board of directors of that Employer shall succeed to all the powers and duties of the Company, including the appointment of an administrator for such separate plan.

12.4  Termination of Plan

(a) The Board of Directors may terminate the Plan or completely discontinue contributions under the Plan for any reason at any time. In the case of the termination or partial termination of the Plan, or of the complete discontinuance of Employer contributions to the Plan, affected Participants shall be one hundred percent (100%) vested in and have a nonforfeitable right to the total amount in all of their Accounts under the Plan as of the date of the termination or discontinuance. The total amount in each Participant's Account shall be distributed, as the Administrator shall direct, to him or for his benefit or continued in trust for his benefit.

Ingram Micro Inc.                                                  Article XII-3
401(k) Investment Savings Plan

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(b)   The Plan will be deemed terminated (1) if and when the Company is judicially declared bankrupt or executes a general assignment to or for the benefit of its creditors, (2) if and when the Company is a party to a merger in which it is not the surviving organization unless the surviving organization adopts the Plan within sixty (60) days after the merger, or
      (3) upon dissolution of the Company.

Ingram Micro Inc.                                                  Article XII-4
401(k) Investment Savings Plan

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                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

13.1  Limitation of Liability

      Neither the Company, any Employer, the Administrator, nor any of their respective directors, officers and employees, shall incur any liability for any act or failure to act unless such act or failure to act constitutes willful misconduct or gross negligence in relation to the Plan or the Trust Fund.

13.2  Indemnification

      The Employer indemnifies and saves harmless the Administrator from and against any and all loss resulting from liability to which the Administrator may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in the Administrator's official capacity in the administration of the Plan, the Trust Fund or both, including all expenses reasonably incurred in the Administrator's defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 13.2 do not relieve the Administrator from any liability under ERISA for breach of a fiduciary duty. Furthermore, the Administrator and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 13.2, provided the letter agreement is consistent with and does not violate ERISA. The indemnification provisions of this Section 13.2 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

      The Plan may purchase insurance for its fiduciaries or for itself to cover liability or losses occurring by reason of the act or omission of a fiduciary, if such insurance permits recourse by the insurer against the fiduciary in the

Ingram Micro Inc.                                                 Article XIII-1
401(k) Investment Savings Plan

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      case of a breach of a fiduciary obligation by such fiduciary. A fiduciary may purchase insurance to cover liability under ERISA from and for his own account. An Employer or an employee organization may purchase insurance to cover potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan.

13.3  Compliance with ERISA

      Anything herein to the contrary notwithstanding, nothing above or any other provision contained elsewhere in the Plan shall relieve a fiduciary or other person of any responsibility or liability for any responsibility, obligation or duty imposed upon him pursuant to Title I, Part 4 of ERISA. Furthermore, anything in the Plan to the contrary notwithstanding, if any provision of the Plan is voided by Sections 410 and 411 of ERISA, such provision shall be of no force and effect only to the extent that it is voided by such Section.

13.4  Nonalienation of Benefits

(a) None of the payments, benefits or rights of any Participant shall be subject to any claim of any creditor of such Participant and, in particular, shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under the Plan, except the right to designate a Beneficiary or Beneficiaries as hereinbefore provided.

(b) Section 13.4(a) also shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is a qualified domestic

Ingram Micro Inc.                                                 Article XIII-2
401(k) Investment Savings Plan
      relations order as defined in Section 414(p) of the Code. Any fees associated with the review, processing and administration of a qualified domestic relations order shall be charged against the Account of the affected Participant and the account of the affected Alternate Payee. The Plan's qualified domestic relations order procedures are set forth in a separate document, which in incorporated herein as if its terms were fully set forth in this document.

(c) The Plan may offset against the Account of any Participant, any amount that the Participant is ordered or required to pay under a judgment, order, decree or settlement described in ERISA Section 206(d)(4) and
      Section 401(a)(13)(C) of the Code.

13.5  Employment Not Guaranteed By Plan

      Neither the establishment of the Plan nor its amendment nor the granting of a benefit pursuant to the Plan shall be construed as giving any Participant the right to continue as an Employee of an Employer, as limiting the rights of such Employer to dismiss or impose penalties upon the Participant or as modifying in any other way the terms of employment of any Participant.

13.6  Protected Benefits

      All benefits which are protected by the terms of Section 411(d)(6) of the Code and Section 204(g) of ERISA, which cannot be eliminated without adversely affecting the qualified status of the Plan on and after the Effective Date, will be provided under the Plan to Participants for whom such benefits are protected.

Ingram Micro Inc.                                                 Article XIII-3
401(k) Investment Savings Plan

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13.7  Form of Communication

      Any election, application, claim, notice or other communication required or permitted to be made by or to a Participant, the Administrator, the Company, or an Employer in writing shall be made in such form as the Administrator, the Company or the Employer, as the case may be, shall prescribe. Such communication shall be effective upon mailing if sent first class, postage prepaid and addressed to the addressee at its principal office, or to the Participant at his last known address, or upon personal delivery, if delivered to an officer of the addressee or to the Participant, as the case may be.

      Notwithstanding anything in the Plan to the contrary, any notice, form or other communication hereunder shall be made in the manner prescribed by the Administrator in accordance with applicable law, which may include, in appropriate circumstances, communication by telephone or by electronic or other means.

13.8  Facility of Payment

      If the Participant entitled to receive payments hereunder is unable to care for his affairs because of illness, accident or disability, and a duly qualified guardian or legal representative is appointed for such Participant, the Administrator shall direct the Trustees to pay any amount to which the Participant is entitled to such duly qualified guardian or legal representative upon claim of such guardian or legal representative. If a duly qualified guardian or legal representative is not appointed for such Participant, the Administrator shall direct the Trustees to pay any amount to which the Participant is entitled to such person's Spouse, child, grandchild, parent, brother or sister or to a person deemed by the Administrator to have incurred expense for such person entitled to payment. Any payment made pursuant

Ingram Micro Inc.                                                 Article XIII-4
401(k) Investment Savings Plan
      to this Section 13.8 in good faith shall be a payment for the account of the Participant and shall be a complete discharge from any liability of the Trust Fund or the Trustees therefor.

13.9  Reduction for Overpayment

      The Administrator will, whenever it determines that a person has received a benefit payment under the Plan in excess of the amount to which the person is entitled under the terms of the Plan, make a reasonable attempt to collect such overpayment from the person. The amount of any overpayment may be set off against further amounts payable to or on account of the person who received the overpayment.

13.10 Unclaimed Benefits

      If the Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five (5) years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Employer and within three (3) months after such mailing such person has not made written claim therefor, the Administrator, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be cancelled on the records of the Plan and the amount thereof applied in any manner permitted by Section 6.3, and upon such cancellation, the Plan and the Trust shall have no further liability therefor except that, in the event such person later notifies the Administrator of his whereabouts and requests the payment or payments due to him, the amount so applied shall be paid to him as provided in Article

Ingram Micro Inc.                                                 Article XIII-5
401(k) Investment Savings Plan

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      VIII without adjustment for gains and losses.

13.11 Receipt and Release

      Subject to the provisions of ERISA and to the extent permitted by ERISA, any final payments or distribution to any Participant, his Beneficiary or his legal representative in accordance with the Plan shall be in full satisfaction of all claims against the Trust, the Trustee, the Administrator, and the Employer. The Trustee, the Employer, the Administrator, or any combination of them may require a Participant, his Beneficiary or his legal representative to execute a receipt and release of all claims under the Plan upon a final payment or distribution or a receipt to the extent of any partial payment or distribution; and the form of any such receipt and release shall be determined by the Trustee, the Employer, the Administrator or any combination of them.

13.12 Reliance on Information Provided to the Plan

      Notwithstanding anything contained herein to the contrary, if an individual is provided a statement in confirmation of any election or information provided to the Plan by such individual hereunder, the election or information reflected on such confirmation statement will be deemed to be accurate and may be conclusively relied upon for all purposes hereunder unless the individual timely demonstrates to the Administrator, in the form and manner established by the Administrator, that the election or information reflected on the confirmation statement is not what the individual originally delivered to the Administrator.

13.13 Service in More Than One Fiduciary Capacity

Ingram Micro Inc.                                                 Article XIII-6
401(k) Investment Savings Plan

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      Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan, the Trust Fund or both.

13.14 Binding Effect of Company's Actions

      Each Employer shall be bound by any and all decisions and actions taken by the Company hereunder.

13.15 Military Service

      Notwithstanding any other provision of the Plan to the contrary, service credit and contributions with respect to qualified Military Service will be provided in accordance with Section 414(u) of the Code.

13.16 Limitation of Rights

      All benefits provided hereunder shall be provided solely from the Trust and a person claiming an interest under the Plan shall not have recourse towards satisfaction of his or her benefits from other than the assets of the Trust. Neither the Employer nor the Administrator represents or guarantees that the value of a Participant's Accounts shall at any time equal or exceed the amount previously contributed thereto. Neither the establishment of the Plan and Trust nor any modification thereof, nor the creating of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or the Trustee except as provided in the Plan and Trust Agreement.

13.17 Governing Law

      Except to the extent inconsistent with and preempted by ERISA or other applicable Federal law, the Plan and all matters arising thereunder shall be

Ingram Micro Inc.                                                 Article XIII-7
401(k) Investment Savings Plan
      governed by the laws of the State of California. If any provision of the Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified employees' defined contribution plan within the meaning of the Code.

IN WITNESS WHEREOF, and as evidence of the adoption of the Plan, the undersigned officer duly authorized has appended his signature this 14 day of December, 2005.

                                           Ingram Micro Inc.

                                           By: /s/ Matthew A. Sauer
                                               ---------------------------------

Ingram Micro Inc.                                                 Article XIII-8
401(k) Investment Savings Plan